Exhibit 8.5

NATIONAL INSTRUMENT 71-101

THE MULTIJURISDICTIONAL DISCLOSURE SYSTEM

PART 1 DEFINITIONS
1.1 Definitions

PART 2 GENERAL
2.1 Timing of Filing
2.2 Successor Issuers
2.3 Successor Issuer Interpretation

PART 3 MJDS PROSPECTUS DISTRIBUTIONS OF SECURITIES OF U.S. ISSUERS
3.1 General Eligibility Criteria
3.2 Alternative Eligibility Criteria for Certain Guaranteed Issues
3.3 Limitation on Distribution of Derivative Securities
3.4 Preliminary MJDS Prospectus and MJDS Prospectus

PART 4 FORM AND CONTENT OF MJDS PROSPECTUS
4.1 Distributions in Canada and the U.S.
4.2 Distributions only in Canada
4.3 Additional Legends and Disclosure
4.4 Incorporation by Reference
4.5 Statements Modified or Superseded
4.6 Reconciliation of Financial Statements
4.7 General Certification Requirements
4.8 Certificate Requirement for Rule 415 Offerings
4.9 Certificate Requirement for Rule 430A Offerings
4.10 Certificates for Rule 430A Pricing Prospectus
4.11 Signing of Certificates by Agent

PART 5 FILING PROCEDURES
5.1 Specification of Principal Jurisdiction
5.2 Alternate Principal Jurisdiction
5.3 SEC Review

PART 6 FILING DOCUMENTS
6.1 Principal Jurisdiction
6.2 Canada-U.S. Offering
6.3 Non-Principal Jurisdictions
6.4 Certificate Regarding Eligibility Criteria
6.5 Consents

6.6 Further Consents
6.7 Form of Consent
6.8 Reports on Property
6.9 Appointment of Agent for Service
6.10 Powers of Attorney
6.11 Notification of Effectiveness
6.12 Exhibits to Registration Statement
6.13 Rule 415 Offerings
6.14 French Language Documentation Not Required

PART 7 AMENDMENT AND SUPPLEMENT PROCEDURES
7.1 Form of Amendment or Supplement
7.2 Modification or Amendment
7.3 Post-Effective Amendment
7.4 Amendment to Additional Disclosure
7.5 Filing of Rule 415 Prospectus Supplement
7.6 Rule 415 Prospectus Supplement Not Filed
7.7 Filing of Rule 430A Pricing Prospectus
7.8 Incorporation by Reference of Pricing Information
7.9 Filing of Revised U.S. Prospectus or Prospectus Supplement

PART 8 DISSEMINATION REQUIREMENTS
8.1 General
8.2 Prospectus Supplements
8.3 Rule 430A Pricing Prospectus
8.4 Documents Incorporated by Reference
8.5 Provision of Documents Incorporated by Reference

PART 9 REGISTRATION REQUIREMENTS
9.1 Rights offerings

PART 10 CONFLICTS OF INTEREST
10.1 Distributions of a Registrant, Connected Issuer or a Related Issuer

PART 11 GENERAL
11.1 Representations as to Listing
11.2 Solicitations of Expressions of Interest
11.3 Other Prospectus Requirements

PART 12 BIDS FOR SECURITIES OF U.S. ISSUERS
12.1 General Eligibility Criteria

12.2 MJDS Take-Over Bid Circular and MJDS Issuer Bid Circular
12.3 Securities Exchange Bids
12.4 Compliance with U.S. tender offer requirements
12.5 Form and Content of Bid Documents
12.6 Incorporation by Reference
12.7 Statements Modified or Superseded
12.8 Reconciliation of Financial Statements
12.9 Certificates
12.10 Bid Circular Filing Procedures
12.11 Notification to Offeree Issuer
12.12 French Language Documentation Not Required
12.13 MJDS Directors’ Circulars and MJDS Director’s or Officer’s Circulars
12.14 Securities Exchange Bids
12.15 Notices of Variation and Notices of Change
12.16 Dissemination Requirements

PART 13 BUSINESS COMBINATIONS
13.1 Eligibility Criteria
13.2 Form and Content of Disclosure Documents and Procedures

PART 14 MATERIAL CHANGE REPORTING
14.1 News Release
14.2 Material Change Reports

PART 15 FINANCIAL STATEMENTS, ANNUAL INFORMATION FORMS AND MANAGEMENT’S DISCUSSION AND ANALYSIS OFFINANCIAL CONDITION AND RESULTS OF OPERATIONS 44
15.1 Financial Statements
15.2 Annual Reports, Annual Information Forms and Management’s Discussion and Analysis

PART 16 PROXIES AND PROXY SOLICITATION
16.1 Proxy Solicitation by a U.S. Issuer
16.2 Proxy Solicitation by Another Person or Company
16.3 Determination of Eligibility

PART 17 INSIDER REPORTING
17.1 Insider Reporting

PART 18 COMMUNICATION WITH BENEFICIAL OWNERS OF SECURITIES OF A REPORTING ISSUER
18.1 Communication with Beneficial Owners of Securities of a Reporting Issuer

PART 19 TRUST INDENTURE REQUIREMENTS
19.1 Trust Indenture Requirements

PART 20 FINANCIAL DISCLOSURE
20.1 Financial Disclosure

PART 21 EXEMPTIONS
21.1 Exemption
21.2 Evidence of Exemption

PART 22 EFFECTIVE DATE
22.1 Effective Date

APPENDIX A 50
METHOD 1 FOR PROSPECTUS CERTIFICATES FOR RULE 415 OFFERINGS

APPENDIX B 56
METHOD 2 FOR PROSPECTUS CERTIFICATES FOR RULE 415 OFFERINGS

FORM 71-101F1
FORMS OF SUBMISSION TO JURISDICTION AND APPOINTMENT OF AGENT FOR SERVICE OF PROCESS
1. MJDS Prospectus Distribution of Securities
2. Take-over or Issuer Bid
3. Trust Indenture

NATIONAL INSTRUMENT 71-101

THE MULTIJURISDICTIONAL DISCLOSURE SYSTEM

PART 1 DEFINITIONS

1.1 Definitions

In this Instrument

“acting jointly or in concert” has the same interpretation as in securities legislation;

“affiliated party”, for an issuer, means a person or company that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the issuer;

“bid” means a take-over bid or an issuer bid;

“bid circular” means a take-over bid circular or an issuer bid circular as those terms are used in securities legislation;

“business combination” means a statutory merger or consolidation or similar plan or acquisition requiring the vote or consent of security holders of a person or company, in which securities of the person or company or another person or company held by the security holders will become or be exchanged for securities of any other person or company;

“commodity pool issuer” means an issuer formed and operated for the purpose of investing in commodity futures contracts, commodity futures, related products, or a combination of them;

“connected issuer” has the meaning ascribed to the term “connected issuer” or “connected party” in securities legislation;

“control”, with respect to an issuer, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the issuer, whether through the ownership of voting securities, by contract or otherwise, and “under common control with” has a corresponding meaning;

“convertible”, for debt or preferred shares, means that the rights and attributes attaching to the securities include a right or option to purchase, convert into ,exchange for or otherwise acquire a security of the issuer or of another issuer that is

(a) an equity share,

(b) a debt or a preferred share not having an investment grade rating in the case of a debt or a preferred share having an investment grade rating, or

(c) another security that itself has a right or option to purchase, convert into, exchange for or otherwise acquire a security of the issuer or another issuer that isan equity share, or a debt or a preferred share not having an investment grade rating in the case of a debt or a preferred share having an investment grade rating;

“convert” has a corresponding meaning to the term “convertible”;

“dealer registration requirement” means the requirement in securities legislation that prohibits a person or company from trading in a security unless the person or company is registered in the appropriate category of registration under securities legislation;

“equity shares” means common shares, non-voting equity shares and subordinate or restricted voting equity shares, but excludes preferred shares;

“expertised statement” means part of a disclosure document required to be filed for a distribution or bid made under this Instrument, a document that is incorporated by reference in the disclosure document, or a report used in or in connection with the disclosure document or any document incorporated by reference in the disclosure document, that in each case is purported to be made on the authority of an expert;

“foreign issuer” means an issuer that is not incorporated or organized under the laws of Canada or a jurisdiction, unless

(a) voting securities carrying more than 50 percent of the votes for the election of directors are held by persons or companies whose last address as shown on the books of the issuer is in Canada, and

(b) any one or more of

(i) the majority of the senior officers or directors of the issuer are citizens or residents of Canada,

(ii) more than 50 percent of the assets of the issuer are located in Canada, or

(iii) the business of the issuer is administered principally in Canada;

“independent underwriter” means a person or company that underwrites securities distributed by MJDS prospectus that is not the issuer and in respect of which

(a) if the person or company is a registrant, the issuer is not a connected issuer or related issuer, or

(b) if the person or company is not a registrant, would not be a connected issuer or related issuer if the person or company was a registrant;

“insider bid” has the meaning ascribed to that term in securities legislation;

“insider reporting requirement” means the requirement in securities legislation for an insider of a reporting issuer to file reports disclosing the insider’s direct or indirect beneficial ownership of, or control or direction over, securities of the issuer;

“intermediary”, for purposes of section 18.1, means a registered dealer or adviser, a bank or trust company, a participant in a clearing agency, a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan, or other similar self-administered savings or investment plan registered under the ITA, or a nominee of any of those persons, that holds a security on behalf of another person or company that is not the registered holder of the security, unless excluded from the definition of “intermediary” by National Policy Statement No. 41 or any successor instrument to that national policy statement;

“investment grade rating” means a provisional rating by a rating organization in one of its generic rating categories that signifies investment grade;

“issuer tender offer statement” means an issuer tender offer statement on Schedule 13E-4 under Section 13(e)(1) of the 1934 Act;

“issuer bid” has the meaning ascribed to that term in securities legislation;

“majority-owned subsidiary” means a person or company of which voting securities carrying more than 50 percent of the votes for the election of directors are held by any one or more of

(a) another person or company, and

(b) the other majority-owned subsidiaries of that other person or company;

“method 1” means the first of the two alternative methods of providing prospectus certificates for rule 415 offerings made under this Instrument set forth in Appendix A;

“method 2” means the second of the two alternative methods of providing prospectus certificates for rule 415 offerings made under this Instrument set forth in Appendix B;

“MJDS” means the multijurisdictional disclosure system established by this Instrument;

“MJDS directors’ circular” means, for a take-over bid for a class of securities of a U.S. issuer made under this Instrument, a tender offer solicitation/recommendation statement, amendments to that statement and all other information and materials required or permitted to be disseminated to holders of the securities by the offeree issuer or its board of directors for a tender offer made for the securities under

U.S. federal securities law, that in each case complies with the form and content requirements of subsection 12.4(2);

“MJDS director’s or officer’s circular” means, for a take-over bid for a class of securities of a U.S. issuer made under this Instrument, a tender offer solicitation/recommendation statement, amendments to that statement and all other information and materials required or permitted to be disseminated to holders of the securities by an individual director or officer for a tender offer made for the securities under U.S. federal securities law, that in each case complies with the form and content requirements of subsection 12.4(2);

“MJDS issuer bid circular” means, for an issuer bid for a class of securities of a U.S. issuer made under this Instrument, an issuer tender offer statement ,amendments to that statement and all other information and materials required to be disseminated to holders of the securities by the issuer for an issuer tender offer made for the securities under U.S. federal securities law, that in each case complies with the form and content requirements of subsection 12.4(1);

“MJDS prospectus” means, for a distribution of securities under this Instrument other than under section 12.3, a U.S. prospectus that contains the additional information, legends and certificates required by, and otherwise complies with the disclosure requirements of, this Instrument;

“MJDS take-over bid circular” means, for a take-over bid for a class of securities of a U.S. issuer made under this Instrument, a tender offer statement, amendments to that statement and all other information and materials required to be disseminated to holders of the securities by the offer or for a tender offer made for the securities under U.S. federal securities law, that in each case complies with the form and content requirements of subsection 12.4(1);

“MTN program” means a continuous rule 415 offering of debt in which the specific variable terms of the individual securities and the offering of the securities are determined at the time of sale;

“Nasdaq” means the Nasdaq Stock Market; “NNM” means the Nasdaq National Market;

“non-convertible” means securities that are not convertible;

“offeree issuer” has the meaning ascribed to that term in securities legislation; “offer or” has the meaning ascribed to that term in securities legislation;

“parent”, for a majority-owned subsidiary, means a person or company that, alone or together with any one or more of the person or company’s other majority-owned subsidiaries, holds voting securities of the majority-owned subsidiary carrying more than 50 percent of the votes for the election of directors;

“preliminary MJDS prospectus” means, for a distribution of securities under this Instrument other than under section 12.3, a preliminary form of MJD Sprospectus;

“principal jurisdiction” means the jurisdiction specified in accordance with section 5.1;

“principal market”, for a class of securities, means the single securities market with the largest aggregate trading volume for the class of securities in the preceding 12 calendar month period;

“prospectus requirement” means the prohibition in securities legislation from a person or company distributing a security unless a preliminary prospectus and prospectus for the distribution have been filed and receipts obtained for them;

“public float”, for a class of securities, means

(a) the aggregate market value of the securities held by persons or companies that are not affiliated parties of the issuer of the securities, calculated by using the price at which the securities were last sold in the principal market for the securities on the date specified in the applicable provision of this Instrument, or the average of the bid and asked prices of the securities in the principal market on that date if there were no sales on that date,

(b) if there is no market for the class of securities, the book value of the securities held by persons or companies that are not affiliated parties of the issuer of the securities computed on that date, and

(c) if the issuer of the class of securities is in bankruptcy or receivership or has an accumulated capital deficit, one-third of the principal amount, par value or stated value of the securities held by persons or companies that are not affiliated parties of the issuer of the securities computed on that date;

“rating organization” means each of CBRS Inc., Dominion Bond Rating Service Limited, Moody’s Investors Service, Inc., Standard & Poor’s Corporation and any entity recognized by the SEC as a nationally recognized statistical rating organization as that term is used in Rule 15c3-1(c)(2)(vi)(F) under the 1934 Act;

“related issuer” has the meaning ascribed to the term “related issuer” or “related party” in securities legislation;

“rule 415 offering” means a distribution under Rule 415 under the 1933 Act that is made under this Instrument;

“rule 415 prospectus supplement” means a form of prospectus supplement prepared for a rule 415 offering;

“rule 430A offering” means a distribution under Rule 430A under the 1933 Act that is made under this Instrument;

“rule 430A pricing prospectus” means a MJDS prospectus prepared for a rule 430A offering that contains the information omitted from the U.S. prospectus included as part of the registration statement at the time of effectiveness of the registration statement, as permitted by Rule 430A under the 1933 Act;

“securities exchange bid” means a bid in which the consideration for the securities of the offeree issuer consists, in whole or in part, of securities of an offer or or other issuer;

“specified predecessor” means, for a successor issuer continuing after a business combination, a predecessor to the successor issuer whose assets and gross revenues in aggregate would contribute less than 20 percent of the total assets and gross revenues from continuing operations of the successor issuer, based on a pro forma combination of each predecessor’s financial position and results of operations for its most recently completed financial year ended before the business combination for which financial statements have been filed;

“successor issuer” means an issuer subsisting as an issuer after a business combination;

“take-over bid” has the meaning ascribed to that term in securities legislation;

“tender offer solicitation/recommendation statement” means a statement made under rule 14d-9 or 14e-2 under the 1934 Act;

“tender offer statement” means a tender offer statement on Schedule 14D-1 under section 14(d) of the 1934 Act;

“U.S. federal securities law” means the federal statutes of the United States of America concerning the regulation of securities markets and trading in securities and the regulations, rules, forms and schedules under those statutes;

“U.S. issuer” means a foreign issuer that is incorporated or organized under the laws of the United States of America or any state or territory of the United States of America or the District of Columbia;

“U.S. prospectus” means a prospectus that has been prepared in accordance with the disclosure and other requirements of U.S. federal securities law for an offering of securities registered under the 1933 Act, or if the offering is not being made contemporaneously in the U.S., as if the offering is being made on are gistered basis in the United States of America;

“voting securities” means securities the holders of which have a present entitlement to vote for the election of directors;

“1934 Act filings” means all filings required to be made with the SEC under sections 13, 14 and 15(d) of the 1934 Act; and

“1940 Act” means the Investment Company Act of 1940 of the United States of America.

PART 2 GENERAL

2.1 Timing of Filing - Unless otherwise provided in this Instrument, documents that must be filed under this Instrument that are also filed with the SEC shall be filed as nearly as practicable contemporaneously with the filing with the SEC.

2.2 Successor Issuers - A successor issuer satisfies the eligibility criteria set forth in subparagraphs 3.1(a)(iii), 3.1(b)(ii) and (iii) and paragraphs

12.3(1)(c) and 13.1(1)(c) if

(a) since the business combination the successor issuer has made all 1934 Act filings and, if applicable, has had a class of its securities listed on the New York Stock Exchange or the American Stock Exchange or quoted on NNM;

(b) the successor issuer is in compliance with the obligations arising from the listing or quotation referred to in paragraph (a), if applicable; and

(c) the filing, listing or quotation requirement to be satisfied for a period of 12 or 36 months is satisfied for each predecessor, other than a specified predecessor.

2.3 Successor Issuer Interpretation - In determining if the filing, listing or quotation requirement in paragraph 2.2(c) is satisfied for a period of 12 or 36months for each predecessor, the period during which the successor issuer satisfied the requirement shall be added to the immediately preceding period during which the predecessor satisfied the requirement.

PART 3 MJDS PROSPECTUS DISTRIBUTIONS OF SECURITIES OF U.S. ISSUERS

3.1 General Eligibility Criteria - Subject to section 3.3, this Instrument may be used to distribute

(a) debt that has an investment grade rating or preferred shares that have an investment grade rating, in each case at the time the preliminary MJDS prospectus is filed in the principal jurisdiction, or rights that, upon issuance, are immediately exercisable for any of these securities, if

(i) the issuer is a U.S. issuer,

(ii) the issuer

(A) has a class of securities registered under section 12(b) or 12(g) of the 1934 Act, or

(B) is required to file reports under section 15(d) of the 1934 Act,

(iii) the issuer has filed with the SEC all 1934 Act filings for a period of 12 calendar months immediately before the filing of the preliminary MJDS prospectus in the principal jurisdiction,

(iv) the issuer is not registered or required to be registered as an investment company under the 1940 Act,

(v) the issuer is not a commodity pool issuer, and

(vi) the securities being offered or issuable upon the exercise of the rights either,

(A) are non-convertible, or

(B) if convertible, may not be converted for at least one year after issuance, and the equity shares of the issuer of the securities into which the offered securities are convertible have a public float of not less than U.S. $75,000,000, determined as of a date within 60 days before the filing of the preliminary MJDS prospectus in the principal jurisdiction;

(b) rights to purchase additional securities of its own issue issued by a U.S. issuer to its existing security holders and the securities issued upon the exercise of ther ights, if

(i)	the issuer meets the eligibility criteria specified in subparagraphs (a)(ii), (iv) and (v),

(ii) the issuer has filed with the SEC all 1934 Act filings for a period of 36 calendar months immediately before the filing of the preliminary MJDS prospectus in the principal jurisdiction,

(iii) the issuer has had a class of its securities listed on the New York Stock Exchange or the American Stock Exchange or quoted on the NNM for a period of at least 12 calendar months immediately before the filing of the preliminary MJDS prospectus in the principal jurisdiction and is in compliance with the obligations arising from the listing or quotation,

(iv) the rights are exercisable immediately upon issuance,

(v) subject to subparagraph (vi), the rights issued to residents of Canada have the same terms and conditions as the rights issued to residents of the United States of America, and

(vi) beneficial ownership of rights issued to a resident of Canada are not transferable to a resident of Canada, other than residents to whom rights of the same issue were granted, provided that,

(A) the securities issuable upon exercise of the rights may be so transferable, and

(B) this limitation does not restrict the transfer of rights on a securities exchange or inter-dealer quotation system outside of Canada; or

(c) any securities of a U.S. issuer if

(i) the issuer meets the eligibility criteria specified in subparagraphs (a)(ii) to (v), and

(ii) the equity shares of the issuer have a public float of not less than U.S. $75,000,000, determined as of a date within 60 days before the filing of the preliminary MJDS prospectus in the principal jurisdiction.

3.2 Alternative Eligibility Criteria for Certain Guaranteed Issues - Subject to section 3.3, this Instrument may also be used to distribute securities of an issuer, if

(a) the securities distributed are

(i) non-convertible debt having an investment grade rating, or non-convertible preferred shares having an investment grade rating, of a majority-owned subsidiary whose parent meets the eligibility criteria set forth in subparagraphs 3.1(a)(i) through (v),

(ii) convertible debt having an investment grade rating, or convertible preferred shares having an investment grade rating, of a majority-owned subsidiary that may not be converted for at least one year after issuance and are convertible only into securities of a parent that meets the eligibility requirements set forth in subparagraphs 3.1(a)(i) through

(v) and sub-subparagraph 3.1(a)(vi)(B),

(iii) non-convertible debt, or non-convertible preferred shares, of a majority-owned subsidiary whose parent meets the eligibility requirements set forth in paragraph 3.1(c), or

(iv) convertible debt, or convertible preferred shares, of a majority-owned subsidiary that are convertible only into securities of a parent that meets the eligibility requirements set forth in paragraph 3.1(c);

(b) the issuer meets the eligibility criteria set forth in subparagraphs 3.1(a)(i), (iv) and (v); and

(c) the parent fully and unconditionally guarantees payment in respect of the securities being distributed, as to principal and interest if the securities are debt, and as to liquidation preference, redemption and dividends if the securities are preferred shares.

3.3 Limitation on Distribution of Derivative Securities

(1) No person or company shall file a prospectus for the distribution of derivative securities under this Instrument.

(2) Despite subsection (1), warrants, options, rights or convertible securities may be distributed under this Instrument if the issuer of the underlying securities to which the warrants, options, rights or convertible securities relate is eligible under this Instrument to distribute the underlying securities.

3.4 Preliminary MJDS Prospectus and MJDS Prospectus

(1) A U.S. issuer shall file a preliminary MJDS prospectus and a MJDS prospectus for a distribution of securities under this Instrument other than under section12.3.

(2) A preliminary MJDS prospectus, an amendment to a preliminary MJDS prospectus, a MJDS prospectus and an amendment to a MJDS prospectus is a preliminary prospectus, an amendment to a preliminary prospectus, a prospectus and an amendment to a prospectus, respectively, for the purposes of securities legislation.

PART 4 FORM AND CONTENT OF MJDS PROSPECTUS

4.1 Distributions in Canada and the U.S. - Subject to section 4.2, an issuer of securities distributed under this Instrument shall file the registration statement and amendments to the registration statement filed for the offering with the SEC, together with the related preliminary MJDS prospectus and MJDS prospectus and amendments and supplements to the preliminary MJDS prospectus and MJDS prospectus.

4.2 Distributions only in Canada - If a distribution is being made only in Canada, the issuer does not need to file a registration statement and amendments to the registration statement, or other information required in a registration statement but not required in the U.S. prospectus.

4.3 Additional Legends and Disclosure

(1) The following statements shall be printed

(a) in red ink on the outside front cover page, or on a sticker on that page, of each preliminary MJDS prospectus used for a distribution under this Instrument

“This preliminary MJDS prospectus relating to the securities described in it has been filed in [each of/certain of] the [provinces/provinces and territories] of Canada but has not yet become final for the purpose of a distribution. Information contained in this preliminary MJDS prospectus may not be complete and may have to be amended. The securities may not be distributed until a receipt is obtained for the MJDS prospectus.”;

(b) on the outside or inside front cover page, or on a sticker on that page, of each preliminary MJDS prospectus and MJDS prospectus

(i) “This offering is being made by a U.S. issuer using disclosure documents prepared in accordance with U.S. securities laws. Purchasers should be aware that these requirements may differ from those of [insert the names of the provinces and territories where qualified]. The financial statements included or incorporated by reference in this prospectus have not been prepared in accordance with Canadian generally accepted accounting principles and may not be comparable to financial statements of Canadian issuers.”

(ii) ”[All of] [Certain of] the directors and officers of the issuer and [all of] [certain of] the experts named in this prospectus reside outside of Canada. [[Substantially] [All of the assets of these persons and of the issuer may be located outside Canada.] The issuer has appointed [name and address of agent for service] as its agent for service of process in Canada, but it may not be possible for investors to effect service of process within Canada upon the directors, officers and experts referred to above. It may also not be possible to enforce against the issuer, its directors and officers and [certain of] the experts named in this prospectus judgments obtained in Canadian courts predicated upon the civil liability provisions of applicable securities laws in Canada.”

(iii) “This prospectus constitutes a public offering of these securities only in those jurisdictions where they may be lawfully offered for sale and in those jurisdictions only by persons permitted to sell such securities. No securities commission or similar authority in Canada or the United States of America has in anyway passed upon the merits of the securities offered by this prospectus and any representation to the contrary is an offence.”; and

(c) in each preliminary MJDS prospectus and MJDS prospectus

“Securities legislation in [certain of the provinces [and territories] of Canada] [the Province of... [insert name of local jurisdiction, if applicable]] provides purchasers with the right to withdraw from an agreement to purchase securities within two business days after receipt or deemed receipt of a prospectus and any amendment. [In several of the provinces [and territories], the] securities legislation further provides a purchaser with remedies for rescission [or [, in some jurisdictions,] damages] if the prospectus and any amendment contains a misrepresentation or is not delivered to the purchaser, provided that such remedies for rescission [or damages] are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province [or territory]. The purchaser should refer to the applicable provisions of the securities legislation of the purchaser’s province [or territory] for particulars of these rights or consult with a legal adviser. Rights and remedies also may be available to purchasers under U.S. law; purchasers may wish to consult with a U.S. legal adviser for particulars of these rights.”

(2) A preliminary MJDS prospectus, MJDS prospectus or amendment or supplement to a preliminary MJDS prospectus or MJDS prospectus need not contain any disclosure relevant solely to U.S. offerees or purchasers, including

(a) any “red herring” legend required by U.S. federal securities law;

(b) except as provided in paragraph (1)(b)(iii), any legend regarding approval or disapproval by the SEC;

(c) any discussion of U.S. tax considerations other than those material to Canadian purchasers; and

(d) the names of U.S. underwriters not acting as underwriters in Canada or a description of the U.S. plan of distribution, except to the extent necessary to describe facts material to the Canadian distribution.

4.4 Incorporation by Reference - Except as otherwise provided in this Instrument, documents incorporated or deemed to be incorporated by reference into a U.S. prospectus under U.S. federal securities law shall be, and are deemed to be, incorporated by reference into a preliminary MJDS prospectus or MJDSprospectus.

4.5 Statements Modified or Superseded

(1) A statement in a document incorporated or deemed to be incorporated by reference into a MJDS prospectus shall be deemed to be modified or superseded, for the purposes of the MJDS prospectus, to the extent that a statement in the MJDS prospectus or in any other subsequently filed document that also is or is deemed to be incorporated by reference into the MJDS prospectus modifies or supersedes the statement.

(2) The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information in the document that it modifies or supersedes.

(3) The making of a modifying or superseding statement shall not be deemed an admission for any purpose that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

(4) A statement so modified or superseded shall not be deemed in its unmodified or superseded form to constitute part of the MJDS prospectus.

(5) If documents are incorporated by reference into a preliminary MJDS prospectus or MJDS prospectus, the section in the preliminary MJDS prospectus orMJDS prospectus that provides information about incorporation by reference shall include a statement that information has been incorporated by reference from documents filed with the Canadian securities regulatory authority in each jurisdiction in which the distribution is being made and shall state the name, address and telephone number of an officer of the issuer from whom copies of the documents may be obtained on request without charge.

4.6 Reconciliation of Financial Statements

(1) A preliminary MJDS prospectus and a MJDS prospectus used to distribute securities eligible under paragraph 3.1(c) shall include a reconciliation of the financial statements required to be included or incorporated by reference in the preliminary MJDS prospectus and MJDS prospectus to Canadian GAAP in the notes to the financial statements or as a supplement included or incorporated by reference in the preliminary MJDS prospectus and MJDS prospectus.

(2) A reconciliation required to be included in the financial statements under subsection (1) shall explain and quantify as a separate reconciling item any significant differences between the principles applied in the financial statements, including note disclosure, and Canadian GAAP and, in the case of the reconciliation of the annual financial statements, shall be covered by an auditor’s report.

4.7 General Certification Requirements - Except as provided in sections 4.8 to 4.10, each preliminary MJDS prospectus and MJDS prospectus used for a distribution under this Part shall contain

(a) a certificate in the following form, signed by the chief executive officer, the chief financial officer, and, on behalf of the board of directors of the issuer, any two directors of the issuer, other than the chief executive officer and the chief financial officer, any person or company who is a promoter of the issuer and each person or company who is a guarantor of the securities distributed under the MJDS prospectus

“The foregoing [insert, if applicable, —-”, together with the documents incorporated in this prospectus by reference,”] constitutes full, true and plain disclosure of all material facts relating to the securities offered by this prospectus as required by [insert applicable references] [insert if offering made in Quebec —-” and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed”]”; and

(b) if there is an underwriter, a certificate in the following form, signed by each underwriter who is in a contractual relationship with the issuer or selling security holder for the securities distributed under the MJDS prospectus

“To the best of our knowledge, information and belief, the foregoing [insert, if applicable, —-”, together with the documents incorporated in this prospectus by reference,”] constitutes full, true and plain disclosure of all material facts relating to the securities offered by this prospectus as required by [insert applicable references] [insert if offering made in Quebec—-“and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

4.8 Certificate Requirement for Rule 415 Offerings - A preliminary MJDS prospectus, an amendment to a preliminary MJDS prospectus, a MJDS prospectus and an amendment to a MJDS prospectus filed for a rule 415 offering under this Part shall contain certificates prepared in accordance with method 1 or method2.

4.9 Certificate Requirement for Rule 430A Offerings - For a rule 430A offering,

(a) a preliminary MJDS prospectus, amendment to a preliminary MJDS prospectus and a MJDS prospectus,

(b) an amended MJDS prospectus filed to commence a new period for filing a rule 430A pricing prospectus, and

(c) an amendment to a MJDS prospectus filed for a rule 430A offering before the information omitted from the MJDS prospectus has been filed in either a rule430A pricing prospectus or an amendment shall contain

(i) a certificate in the following form, signed by the chief executive officer, the chief financial officer, and, on behalf of the board of directors of the issuer, any two directors of the issuer, other than the chief executive officer and chief financial officer, any person or company who is a promoter of the issuer and each person or company who is a guarantor of the securities to be distributed under the MJDS prospectus

“The foregoing, together with the documents incorporated in this prospectus by reference as of the date of the prospectus providing the information permitted to be omitted from this prospectus, will constitute full, true and plain disclosure of all material facts relating to the securities offered by this prospectus as required by [insert applicable references] [insert if offering made in Quebec—-“and will not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”; and

(ii) if there is an underwriter, a certificate in the following form, signed by each underwriter who is in a contractual relationship with the issuer or selling security holder for the securities distributed under the MJDS prospectus

“To the best of our knowledge, information and belief, the foregoing, together with the documents incorporated in this prospectus by reference, as of the date of the prospectus providing the information permitted to be omitted from this prospectus, will constitute full, true and plain disclosure of all material facts relating to the securities offered by this prospectus as required by [insert applicable references] [insert if offering made in Quebec—-“and will not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed”.]”.

4.10 Certificates for Rule 430A Pricing Prospectus - A rule 430A pricing prospectus shall contain in place of the certificates referred to in section 4.9

(a) a certificate in the following form, signed by the chief executive officer, the chief financial officer, and, on behalf of the board of directors of the issuer, any two directors of the issuer, other than the chief executive officer and chief financial officer, any person or company who is a promoter of the issuer and each person or company who is a guarantor of the securities distributed under the MJDS prospectus

“The foregoing [insert, if applicable—-”, together with the documents incorporated in this prospectus by reference,”] constitutes full, true and plain disclosure of all material facts relating to the securities offered by this prospectus as required by [insert applicable references] [insert if offering made in Quebec—-“and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”; and

(b) if there is an underwriter, a certificate in the following form, signed by each underwriter who is in a contractual relationship with the issuer or selling security holder for securities distributed under the MJDS prospectus

“To the best of our knowledge, information and belief, the foregoing [insert, if applicable—-”, together with the documents incorporated in this prospectus by reference,”] constitutes full, true and plain disclosure of all material facts relating to the securities offered by this prospectus as required by [insert applicable references] [insert if offering also made in Quebec—-“and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

4.11 Signing of Certificates by Agent - Certificates contained in a preliminary MJDS prospectus, MJDS prospectus, amendment to a preliminary MJDSprospectus or MJDS prospectus, rule 415 prospectus supplement or rule 430A pricing prospectus shall be signed in accordance with securities legislation provided that any or all of the persons or companies required to sign a certificate may sign the certificate for a distribution made under this Instrument by an agent duly authorized in writing.

PART 5 FILING PROCEDURES

5.1 Specification of Principal Jurisdiction - At the time of filing a preliminary MJDS prospectus, the issuer shall send written notice to the securities regulatory authority and, unless the distribution is being made in Canada only, to the SEC, stating that the distribution is being made under the MJDS and specifying the principal jurisdiction.

5.2 Alternate Principal Jurisdiction - If the securities regulatory authority in the jurisdiction specified in the notice sent under section 5.1 advises the issuer that it is not prepared to act as principal jurisdiction, the issuer shall specify another jurisdiction that is prepared to act as principal jurisdiction and notify the security regulatory authority in each jurisdiction in which the preliminary MJDS prospectus was filed and the SEC.

5.3 SEC Review - If the SEC notifies an issuer that a filing made under the MJDS has been selected for review, the issuer shall notify the securities regulatory authority in the principal jurisdiction.

PART 6 FILING DOCUMENTS

6.1 Principal Jurisdiction - The issuer shall file in the principal jurisdiction

(a) the preliminary MJDS prospectus, the MJDS prospectus, each amendment and supplement to the preliminary MJDS prospectus and MJDS prospectus, the rule 430A pricing prospectus and each rule 415 prospectus supplement used in Canada,

(b) all documents incorporated or deemed to be incorporated by reference in the MJDS prospectus, and

(c) all other documents required by this Instrument.

6.2 Canada-U.S. Offering - If the distribution is being made in Canada and the United States of America, the issuer shall also file in the principal jurisdiction one unsigned copy of the registration statement and all amendments and exhibits to the registration statement in addition to the documents specified in section 6.1.

6.3 Non-Principal Jurisdictions - In the jurisdictions other than the principal jurisdiction, the issuer shall file

(a) the preliminary MJDS prospectus, the MJDS prospectus, each amendment and supplement to the preliminary MJDS prospectus and MJDS prospectus, the rule 430A pricing prospectus and, subject to section 7.6, each rule 415 prospectus supplement used in Canada,

(b) all documents incorporated or deemed to be incorporated by reference in the MJDS prospectus, and

(c) all other documents required by this Instrument.

6.4 Certificate Regarding Eligibility Criteria - At the time of filing a preliminary MJDS prospectus, an issuer shall file a certificate, signed on its behalf by a senior officer of the issuer, confirming that the issuer satisfies the applicable eligibility criteria.

6.5 Consents

(1) The issuer shall file the written consent of an attorney, auditor, accountant, engineer, appraiser or any other person or company named as having prepared or certified any expertised statement as follows:

(a) if the expertised statement is in the preliminary MJDS prospectus, an amendment to the preliminary MJDS prospectus, the MJDS prospectus or a document incorporated by reference into the MJDS prospectus that was filed before the filing of the MJDS prospectus, the consent shall be filed at the time of filing theMJDS prospectus; and

(b) if the expertised statement is in an amendment to the MJDS prospectus, a rule 415 prospectus supplement, a rule 430A pricing prospectus, or a document incorporated by reference into a MJDS prospectus that was filed after the filing of the MJDS prospectus, the consent shall be filed at the time of filing the amendment, the rule 415 prospectus supplement, the rule 430A pricing prospectus or the document.

(2) Despite subsection (1), the filing requirements in paragraphs (1)(a) and (b) do not apply to the consent of a rating organization that issues a rating or provisional rating that is used in or in connection with a preliminary MJDS prospectus, an amendment to a preliminary MJDS prospectus, a MJDS prospectus, an amendment to a MJDS prospectus, a rule 415 prospectus supplement or a rule 430A pricing prospectus.

6.6 Further Consents - If a change to the MJDS prospectus is material to the consent filed under subsection 6.5(1), the issuer shall file a further consent contemporaneously with the filing of the change to the MJDS prospectus.

6.7 Form of Consent - The consent referred to in sections 6.5 and 6.6 shall be prepared in accordance with securities legislation.

6.8 Reports on Property - An issuer satisfies the requirement of securities legislation to file a report on the property of a natural resource company if it files a report prepared in accordance with U.S. federal securities law if a report is required to be filed with the SEC.

6.9 Appointment of Agent for Service - At the time of filing of the MJDS prospectus, the issuer shall file a duly executed submission to jurisdiction and appointment of agent for service of process in the required form.

6.10 Powers of Attorney - If a person or company signs a certificate by an agent under section 4.11, the issuer shall file a duly executed copy of the document authorizing the agent to sign the certificate not later than the time of filing the document in which the certificate is included.

6.11 Notification of Effectiveness - If the securities distributed under this Instrument are also offered or sold in the United States of America, the issuer whose securities are being distributed under this Instrument shall notify in writing the principal jurisdiction once the related registration statement filed with the SEC has become effective.

6.12 Exhibits to Registration Statement - An issuer shall file any exhibits to a registration statement requested by the securities regulatory authority in a non-principal jurisdiction.

6.13 Rule 415 Offerings - A commercial copy of each MJDS prospectus and rule 415 prospectus supplement need not be refiled if it is used, without change, in distributions of additional tranches of securities.

6.14 French Language Documentation Not Required - A preliminary MJDS prospectus and a MJDS prospectus in the French language need not be filed in Quebec for an offering of rights eligible to be made under paragraph 3.1(b), unless

(a) the issuer is a reporting issuer in Quebec other than solely as a result of one or more rights offerings made under paragraph 3.1(b); or

(b) 20 percent or more of the class of securities in respect of which the rights are issued is held by persons or companies whose last address as shown on the books of the issuer is in Canada.

PART 7 AMENDMENT AND SUPPLEMENT PROCEDURES 7.1 Form of Amendment or Supplement

(1) An issuer shall amend or supplement disclosure documents filed under this Instrument in accordance with U.S. federal securities law.

(2) The amending or supplementing document shall contain the legends and certificates required by this Instrument.

7.2 Modification or Amendment

(1) If a registration statement is amended in a manner that modifies the related U.S. prospectus, an issuer shall file the documents containing the modification.

(2) If the receipt for the MJDS prospectus has not been issued and the filing has been made as a result of the occurrence of an adverse material change since the filing of the preliminary MJDS prospectus or an amendment to the preliminary MJDS prospectus, an issuer shall file the documents as an amendment to the preliminary MJDS prospectus.

7.3 Post-Effective Amendment - If a modification is made to a U.S. prospectus by filing with the SEC a post-effective amendment to the registration statement, an issuer shall file an amendment to the MJDS prospectus.

7.4 Amendment to Additional Disclosure - An issuer shall file an amendment in the event of an adverse material change in the additional disclosure contained only in the preliminary MJDS prospectus or a material change in the additional disclosure contained only in the MJDS prospectus.

7.5 Filing of Rule 415 Prospectus Supplement

(1)	An issuer shall file a rule 415 prospectus supplement.

(2) A rule 415 prospectus supplement filed under subsection (1) shall be deemed to be incorporated into the MJDS prospectus as of the date of filing with theSEC, but only for the purpose of the distribution of the securities covered by the supplement.

7.6 Rule 415 Prospectus Supplement Not Filed - Despite sections 6.3 and 7.5, an issuer is not required to file a rule 415 prospectus supplement in the local jurisdiction unless it is the principal jurisdiction, if

(a) the rule 415 prospectus supplement is used to describe the terms of a tranche of securities distributed under the MJDS prospectus, or is a preliminary form of the rule 415 prospectus supplement for use in marketing, and the securities covered by the supplement will not be distributed in the local jurisdiction; or

(b) the rule 415 prospectus supplement is used to establish an MTN program or other continuous offering program or to update disclosure for the program, and securities will not be distributed under the program in the local jurisdiction.

7.7 Filing of Rule 430A Pricing Prospectus - An issuer shall file a rule 430A pricing prospectus.

7.8 Incorporation by Reference of Pricing Information

The information contained in a rule 430A pricing prospectus that was omitted from the U.S. prospectus in accordance with Rule 430A under the 1933 Act and any other additional information that the issuer has elected to include in the rule 430A pricing prospectus in accordance with U.S. federal securities law shall be deemed to be incorporated by reference into the MJDS prospectus as of the date of the rule 430A pricing prospectus.

7.9 Filing of Revised U.S. Prospectus or Prospectus Supplement

(1) If an issuer files with the SEC a revised U.S. prospectus, other than as an amendment to the related registration statement under rule 424(b) or another rule under the 1933 Act, or a prospectus supplement, to modify a U.S. prospectus, other than a U.S. prospectus for a rule 415 offering or a rule 430A offering, the issuer shall file the revised U.S. prospectus or prospectus supplement.

(2) The revised U.S. prospectus or prospectus supplement shall be deemed to be incorporated into the MJDS prospectus as of the date of the revised U.S.prospectus or prospectus supplement.

PART 8 DISSEMINATION REQUIREMENTS

8.1 General - Subject to section 8.3, a preliminary MJDS prospectus, a MJDS prospectus and amendments and supplements to either shall be sent to offereesand purchasers in accordance with prospectus delivery requirements of securities legislation.

8.2 Prospectus Supplements - All prospectus supplements applicable to the securities being distributed shall be attached to, or included with, the MJDSprospectus that is sent to offerees and purchasers of the securities.

8.3 Rule 430A Pricing Prospectus - Instead of the related MJDS prospectus, a rule 430A pricing prospectus shall be sent to offerees and purchasers in accordance with prospectus delivery requirements of securities legislation.

8.4 Documents Incorporated by Reference - Documents that are incorporated or deemed to be incorporated by reference into a preliminary MJDS prospectus or a MJDS prospectus, other than rule 415 prospectus supplements and rule 430A pricing prospectuses, shall be sent to offerees or purchasers if the documents are required to be sent to offerees or purchasers under U.S. federal securities law.

8.5 Provision of Documents Incorporated by Reference - Documents incorporated by reference or deemed to be incorporated by reference shall be provided by the issuer to any person or company upon request without charge.

PART 9 REGISTRATION REQUIREMENTS

9.1 Rights offerings - The dealer registration requirement does not apply to a trade made by a U.S. issuer in accordance with this Instrument of a right to purchase additional securities of its own issue issued by a U.S. issuer to its existing security holders and of the securities issued upon the exercise of the right.

PART 10 CONFLICTS OF INTEREST

10.1 Distributions of a Registrant, Connected Issuer or a Related Issuer - The provisions of securities legislation that regulate conflicts of interest in connection with a distribution of securities of a registrant, a connected issuer of a registrant or a related issuer of a registrant that require specified disclosure in a preliminary prospectus or prospectus do not apply to a distribution under this Instrument.

PART 11 GENERAL

11.1 Representations as to Listing - The prohibitions in securities legislation regarding representations as to the listing, posting for trading or quotation of securities or to an application having been made or to be made for the listing, posting for trading or quotation of securities do not apply to distributions made under this Instrument.

11.2 Solicitations of Expressions of Interest - The prospectus requirement does not apply to solicitations of expressions of interest for the purchase of securities before the filing of a preliminary MJDS prospectus if

(a) the issuer or selling security holder has entered into an enforceable agreement with an underwriter who has, or underwriters who have, agreed to purchase the securities;

(b) the agreement referred to in paragraph (a) has fixed the terms of the distribution and requires that the issuer file a preliminary MJDS prospectus for the securities and obtain a receipt for the preliminary MJDS prospectus from

(i) the regulator in at least one jurisdiction dated not more than two business days after the date that the agreement is entered into, and

(ii) the Canadian securities regulatory authorities in any other jurisdictions in which the distribution is to be made dated not more than three business days after the date that the agreement is entered into;

(c) immediately upon entering into the agreement the issuer issues and files a news release announcing the agreement;

(d) upon issuance of the receipt for the preliminary MJDS prospectus, a preliminary MJDS prospectus is sent to the person or company who has expressed an interest in acquiring the securities; and

(e) except as provided in paragraph (a), no agreement of purchase and sale for the securities is entered into until the MJDS prospectus has been filed and a receipt obtained.

11.3 Other Prospectus Requirements - National Instrument 41 -101 Prospectus Disclosure Requirements, National Instrument 43-101 Standards of Disclosure for Mineral Exploration and Development and Mining Properties, National Instrument 43—102 Guide for Engineers and Geologists Submitting Oil and Gas Reports and National Instrument 45-101 Rights Offerings do not apply to a distribution of securities under this Instrument.

PART 12 BIDS FOR SECURITIES OF U.S. ISSUERS

12.1 General Eligibility Criteria

(1) A bid may be made under this Instrument if

(a) the offeree issuer is a U.S. issuer;

(b) the offeree issuer is not registered or required to be registered as an investment company under the 1940 Act;

(c) the offeree issuer is not a commodity pool issuer;

(d) the bid is subject to section 14(d) of the 1934 Act in the case of a take-over bid, or section 13(e) of the 1934 Act in the case of an issuer bid, and is not exempt from the 1934 Act;

(e) the bid is made to all holders of the class of securities in Canada and the United States of America;

(f) the bid is made to residents of Canada on the same terms and conditions as it is made to residents of the United States of America; and

(g) less than 40 percent of each class of securities that is the subject of the bid is held by persons or companies whose last address as shown on the books of the issuer is in Canada.

(2) Subject to subsection (3), the calculation under paragraph (1)(g) shall be made as of the end of the offeree issuer’s last quarter before the date of filing the tender offer statement or issuer tender offer statement with the SEC or, if the quarter terminated within 60 days of the filing date, as of the end of the offereeissuer’s preceding quarter.

(3) If another bid for securities of the same class of the offeree issuer is in progress at the date of the filing, the calculation for the subsequent bid shall be made as of the same date as for the first bid already in progress.

(4) If a take-over bid is made without the prior knowledge of the directors of the offeree issuer who are not insiders of the offer or or acting jointly or in concert with the offer or, or upon informing the directors of the proposed bid the offer or has a reasonable basis for concluding that the bid is being regarded as a hostile bid by a majority of the directors, and in either case the offer or lacks access to the relevant list of security holders of the offeree issuer, it will be conclusively presumed that paragraph (1)(g) is satisfied and paragraph (a) in the definition of “foreign issuer” is not satisfied, unless

(a) the aggregate published trading volume of the class on The Toronto Stock Exchange, The Montreal Exchange, the Vancouver Stock Exchange, the Alberta Stock Exchange and the Canadian Dealing Network Inc. exceeded the aggregate published trading volume of the class on national securities exchanges in the United States of America and Nasdaq for the 12 calendar month period before commencement of the bid or, if another bid for securities of the same class is in progress, the 12 calendar month period before commencement of the first bid already in progress;

(b) disclosure that paragraph (1)(g) was not satisfied or paragraph (a) of the definition of “foreign issuer” was satisfied had been made by the issuer in its Form10-K most recently filed with the SEC under the 1934 Act; or

(c) the offer or has actual knowledge that paragraph (1)(g) is not satisfied or paragraph (a) of the definition of foreign issuer is satisfied.

12.2 MJDS Take-Over Bid Circular and MJDS Issuer Bid Circular

(1) An offer or that makes a take-over bid or issuer bid under this Part shall file a MJDS take-over bid circular or MJDS issuer bid circular, respectively.

(2) A MJDS take-over bid circular, MJDS issuer bid circular, MJDS directors’ circular, MJDS director’s or officer’s circular, a change to any of these documents or a variation to a MJDS take-over bid circular or a MJDS issuer bid circular, is a take-over bid circular, issuer bid circular, directors’ circular, individual director’s or officer’s circular, a notice of change and a notice of variation, respectively, for purposes of securities legislation.

12.3 Securities Exchange Bids

(1) A securities exchange bid may be made under this Instrument if

(a) the eligibility criteria set out in section 12.1 are satisfied;

(b) the offer or or, if the securities being offered are of another issuer, the other issuer, meets the eligibility criteria set out in subparagraphs 3.1(a)(i), (ii), (iv) and(v) and has filed with the SEC all 1934 Act filings for a period of 36 calendar months immediately before the filing of the registration statement with the SEC;

(c) the offer or or, if the securities being offered are of another issuer, the other issuer, has had a class of its securities listed on the New York Stock Exchange or the American Stock Exchange or quoted on the NNM for a period of at least 12 calendar months immediately before the filing of the registration statement with the SEC and is in compliance with the obligations arising from the listing or quotation; and

(d) one of the following is satisfied:

(i) the equity shares of the offer or or, if the securities being offered are of another issuer, the other issuer, have a public float of not less than U.S. $75,000,000, determined as of a date within 60 days before the filing of the registration statement with the SEC;

(ii) the securities being offered are non-convertible debt having an investment grade rating or non-convertible preferred shares having an investment grade rating; or

(iii) the bid is an issuer bid made under this Instrument with securities of the issuer being offered as consideration.

(2) The dealer registration requirement does not apply to the trade of securities of an offer or or another issuer in a securities exchange issuer bid if the eligibility criteria in subsection (1) are met.

(3) The prospectus requirement does not apply to the distribution of securities of an offer or or another issuer in a securities exchange issuer bid if the eligibility criteria in subsection (1) are met and the offer or complies with the requirements of U.S. federal securities law applicable as a result of the consideration for the securities of the offeree issuer being at least in part securities of the offer or or other issuer.

12.4 Compliance with U.S. tender offer requirements

(1) If an offer or makes a bid under this Part, the offer or shall comply with the requirements of

(a) sections 14(d) and 14(e) of the 1934 Act and Regulations 14D and 14E under the 1934 Act for a take-over bid made under this Instrument; and

(b) sections 13(e) and 14(e) of the 1934 Act and Regulations 13E and 14E under the 1934 Act for an issuer bid made under this Instrument.

(2) If the directors or an individual director or officer of an offeree issuer elects to comply with this Part instead of securities legislation otherwise applicable in preparation of a directors’ circular or individual director’s or officer’s circular for a take-over bid made under this Part, each person so electing shall comply with sections 14(d) and 14(e) of the 1934 Act and Regulations 14D and 14E under the 1934 Act.

12.5 Form and Content of Bid Documents

(1) A MJDS take-over bid circular or a MJDS issuer bid circular shall contain the additional information, legends and certificates required by this section.

(2) The U.S. prospectus forming part of the registration statement filed with the SEC for a securities exchange bid shall be included in, or incorporated by reference into, the MJDS take-over bid circular or MJDS issuer bid circular.

(3) If an offer or makes a take-over bid under this Part and the directors or an individual director or officer elects to comply with this Part, instead of the securities legislation otherwise applicable, the directors shall prepare a MJDS directors’ circular and an individual director or officer may prepare a MJDSdirector’s or officer’s circular, in each case, that contains the additional information, legends and certificates required by this section.

(4) The following statements shall be printed on the outside front cover page, or on a sticker on that page, of a MJDS take-over bid circular or MJDS issuer bid circular

(a) “This bid is made in Canada [for applicable securities exchange bids—- “by a U.S. issuer”] for securities of a U.S. issuer in accordance with U.S. federal securities laws. Security holders should be aware that the U.S. requirements applicable to the bid may differ from those of [insert the names of the provinces and territories where bid is made]. [For securities exchange bids, also insert the following—-“The financial statements included or incorporated by reference in this bid circular have not been prepared in accordance with Canadian generally accepted accounting principles and thus may not be comparable to financial statements of Canadian issuers.”]

(b) ”[All of] [Certain of] the directors and officers of the offer or and [all of] [certain of] the experts named in this bid circular reside outside of Canada. [[Substantially] all of the assets of these persons and of the offer or may be located outside of Canada.] The offer or has appointed [name and address of agent for service] as its agent for service of process in Canada, but it may not be possible for security holders to effect service of process within Canada upon the directors, officers and experts referred to above. It may also not be possible to enforce against the offer or, its directors and officers and [certain of] the experts named in this bid circular judgments obtained in Canadian courts predicated upon the civil liability provisions of applicable securities laws in Canada.”

(5) The legend contained in paragraph 4(b) is not required if the offer or is incorporated or organized under the laws of Canada or a jurisdiction.

(6) An offer or shall include the following statement in a MJDS take-over bid circular or MJDS issuer bid circular

“Securities legislation in certain of the provinces [and territories] of Canada provides security holders of the offeree issuer with, in addition to any other rights they may have at law, remedies for rescission [or [, in some jurisdictions,] damages if a circular or notice that is required to be delivered to such securityholderscontains a misrepresentation or is not delivered to the security holder, provided that such remedies for rescission [or damages] are exercised by the security holder within the time limit prescribed by the securities legislation of the security holder’s province or territory. The security holder should refer to the applicable provisions of the securities legislation of the security holder’s province [or territory] for particulars of these rights or consult with a legal adviser. Rights and remedies also may be available to security holders under U.S. law; security holders may wish to consult with a U.S. legal adviser for particulars of these rights.”

(7) A MJDS take-over bid circular, MJDS issuer bid circular, MJDS directors’ circular or MJDS director’s or officer’s circular need not contain disclosure relevant only to U.S. security holders.

12.6 Incorporation by Reference - Except as otherwise provided in this Instrument, documents incorporated or deemed to be incorporated by reference into atender offer statement, issuer tender offer statement or tender offer solicitation/recommendation statement under U.S. federal securities law shall be, and are deemed to be, incorporated by reference into a MJDS take-over bid circular, MJDS issuer bid circular, MJDS directors’ circular or MJDS director’s or officer’s circular.

12.7 Statements Modified or Superseded

(1) A statement in a document incorporated or deemed to be incorporated by reference into a MJDS take-over bid circular, a MJDS issuer bid circular, a MJDS director’s circular or a MJDS director’s or officer’s circular shall be deemed to be modified or superseded, for the purposes of the applicable circular, to the extent that a statement in the MJDS take-over bid circular, the MJDS issuer bid circular, the MJDS director’s circular or the MJDS director’s or officer’s circular, or in any other subsequently filed document that also is or is deemed to be incorporated by reference into the applicable circular modifies or supersedes the statement.

(2) The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information in the document that it modifies or supersedes.

(3) The making of a modifying or superseding statement shall not be deemed an admission for any purpose that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

(4) A statement so modified or superseded shall not be deemed in its unmodified or superseded form to constitute part of the MJDS take-over bid, the MJDSissuer bid circular, the MJDS directors’ circular or the MJDS director’s or officer’s circular.

(5) If documents are incorporated by reference into a MJDS take-over bid circular, a MJDS issuer bid circular, a MJDS directors’ circular or a MJDS director’s or officer’s circular, the section that provides information about incorporation by reference shall include a statement that information has been incorporated by reference from documents filed with securities regulatory authorities in each jurisdiction in Canada in which the documents have been filed and shall state the name, address and telephone number of a person in Canada or the United States of America from whom copies of the documents may be obtained on request without charge.

12.8 Reconciliation of Financial Statements - A MJDS take-over bid circular or a MJDS issuer bid circular for a securities exchange bid that satisfies the eligibility criteria of subsection 12.3(1) is not subject to the requirement of securities legislation to reconcile to Canadian GAAP the financial statements included in, or incorporated by reference into, the bid circular.

12.9 Certificates

(1) A MJDS take-over bid circular shall contain a certificate in the following form signed by the chief executive officer and the chief financial officer of the offer or and, on behalf of the board of directors, by any two directors of the offer or other than the chief executive officer and chief financial officer, and each person or company that is a promoter of the offer or or a guarantor of the securities being offered in a securities exchange bid:

“The foregoing [, together with documents incorporated by reference,] contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.”

(2) A MJDS issuer bid circular shall contain a certificate in the form set out in subsection (1) signed by the chief executive officer and the chief financial officer of the issuer and, on behalf of the board of directors, by any two directors of the issuer other than the chief executive officer and chief financial officer, and each person or company that is a promoter of the issuer or a guarantor of the securities being offered in a securities exchange bid.

(3) A MJDS directors’ circular shall contain a certificate in the form set out in subsection (1) signed on behalf of the board of directors by any two directors of the issuer.

(4) A MJDS director’s or officer’s circular shall contain a certificate in the form set out in subsection (1) signed by each director or officer sending the circular.

(5) The certificate for notices of variation and notices of change shall be in the form set out in subsection (1), amended to refer to the initial MJDS take-over bid circular or MJDS issuer bid circular and all notices of variation or change to the MJDS take-over bid circular or MJDS issuer bid circular.

(6) Any or all of the persons required to sign a certificate under subsections (1), (2), (3), (4) or (5) may sign by an agent duly authorized in writing.

12.10 Bid Circular Filing Procedures

(1) If an offer or makes a bid under this Instrument, the offer or shall file

(a) the tender offer statement or issuer tender offer statement and all exhibits and amendments to the tender offer statement or issuer tender offer statement,

(b) the MJDS take-over bid circular or MJDS issuer bid circular,

(c) a certificate of the offer or, signed on its behalf by a senior officer, confirming that the eligibility criteria set forth in subsection 12.1(1) and, if applicable, section 12.3 are satisfied and that the circular has been prepared in accordance with U.S. federal securities law,

(d) the written consent of an attorney, auditor, accountant, engineer, appraiser or any other person or company who is named as having prepared or certified anyexpertised statement in any document filed under this section or section 12.14,

(e) a submission to jurisdiction and appointment of agent for service of process duly executed by the offer or in section 2 of the required form, and

(f) if a person or company signs a certificate by an agent under subsection 12.9(6), a duly executed copy of the document authorizing the agent to sign the certificate.

(2) Despite subsection (1), the filing requirement in paragraph (1)(d) does not apply to the consent of a rating organization that issues a rating or provisional rating that is used in or in connection with a MJDS take-over bid circular or MJDS issuer bid circular.

12.11 Notification to Offeree Issuer - An offer or filing a MJDS take-over bid circular shall so notify the offeree issuer at its principal office not later than the business day following the day the MJDS take-over bid circular is filed.

12.12 French Language Documentation Not Required - A MJDS take-over bid circular or MJDS issuer bid circular in the French language is not required to be filed in Quebec unless

(a) the offeree issuer is a reporting issuer in Quebec; or

(b) 20 percent or more of the class of securities that is the subject of the bid is held by persons or companies whose last address as shown on the books of the issuer is in Canada.

12.13 MJDS Directors’ Circulars and MJDS Director’s or Officer’s Circulars - If an offer or makes a take-over bid under this Part, and the directors or an individual director or officer of the offeree issuer elects to comply with this Instrument in preparation of a directors’ circular or individual director’s or officer’s circular instead of securities legislation otherwise applicable, the directors or an individual director or officer who so elects shall file

(a) the tender offer solicitation/recommendation statement and all exhibits or amendments to that statement,

(b) the MJDS directors’ circular or MJDS director’s or officer’s circular,

(c) a statement by the directors or an individual director or officer that the circular has been prepared in accordance with U.S. federal securities law,

(d) the written consent of an attorney, auditor, accountant, engineer, appraiser or any other person or company who is named as having prepared or certified anexpertised statement contained in the MJDS directors’ circular or MJDS director’s or officer’s circular, and

(e) if a person signs a certificate by an agent under subsection 12.9(3), a duly executed copy of the document authorizing the agent to sign the certificate.

12.14 Securities Exchange Bids - In the case of a securities exchange bid made under section 12.3 for which a registration statement is filed with the SEC, the offer or shall file contemporaneously with the filing of the bid circular the registration statement and all exhibits and amendments to the registration statement, together with all documents incorporated by reference into the registration statement.

12.15 Notices of Variation and Notices of Change

(1) Documents filed under this Part shall be changed or varied in accordance with U.S. federal securities law as additional tender offer materials, but the additional tender offer materials shall contain the legends and certificates required by this Part.

(2) An offer or shall file additional tender offer materials that vary the terms of the bid as a notice of variation and identify the materials as such.

(3) An offer or shall file additional tender offer materials that change the information in the tender offer materials or previous additional tender offer materials, other than information about a variation in the terms of the bid, as a notice of change and identify the materials as such.

(4) Additional tender offer materials required to be filed as a notice of variation and a notice of change shall be filed as both a notice of variation and a notice of change and identified as such.

(5) The directors or an individual director or officer of an offer or issuer shall file additional materials prepared by the directors or an individual director or officeras a notice of change.

(6) If a person or company signs a certificate by an agent under subsection 12.9(6), an offer or shall file a duly executed copy of a document authorizing an agent to sign a certificate.

(7) If a change to a MJDS take-over bid circular or MJDS issuer bid circular is material to the consent filed under paragraph 12.10(1)(d), an offer or shall file a further consent contemporaneously with the filing of the change to the MJDS take-over bid circular or MJDS issuer bid circular.

(8) If a change to a MJDS directors’ circular or MJDS director’s or officer’s circular is material to the consent filed under paragraph 12.13(d), the directors in the case of a MJDS directors’ circular or the director or officer sending the circular in the case of a MJDS director’s or officer’s circular shall file a further consent contemporaneously with the filing of the change to a MJDS directors’ circular or MJDS director’s or officer’s circular.

12.16 Dissemination Requirements

(1) An offer or shall send a MJDS take-over bid circular, MJDS issuer bid circular, a notice of change and a notice of variation to each security holder whose last address as shown on the books of the offeree issuer is in the local jurisdiction.

(2) Despite subsection (1), a notice of change or a notice of variation shall be sent only to those security holders whose securities were not taken up at the date of the occurrence of the change or variation.

(3) An offeree issuer shall send a MJDS directors’ circular, MJDS director’s or officer’s circular and a notice of change to the MJDS directors’ circular or MJDSdirector’s or officer’s circular to every person or company to whom a MJDS take-over bid circular is required to be sent under subsections (1) and (2).

(4) Documents referred to in subsections (1) and (3) that are sent or given to security holders resident in the United States of America shall be sent by the offeroror offeree issuer as appropriate to each security holder whose last address as shown on the books of the offeree issuer is in the local jurisdiction as soon as practicable following the time they are sent or given to security holders resident in the United States of America.

(5) Documents referred to in subsections (1) and (3) that are published by long form or summary publication in the United States of America shall be sent by theofferor or offeree issuer as appropriate to each security holder whose last address as shown on the books of the offeree issuer is in the local jurisdiction as soon as practicable following publication.

(6) Documents that are incorporated or deemed to be incorporated by reference into documents filed under this Part shall be sent to each security holder whose last address as shown on the books of the offeree issuer is in the local jurisdiction if those documents are required to be sent to security holders under U.S. federal securities law.

(7) Documents incorporated or deemed to be incorporated by reference shall be provided to any person or company upon request without charge by the person or company that filed the documents into which the documents are incorporated or deemed to be incorporated by reference.

PART 13 BUSINESS COMBINATIONS

13.1 Eligibility Criteria

(1) This Part may be used for the distribution of securities of a successor issuer in connection with a business combination if

(a) each person or company participating in the business combination meets the eligibility criteria specified in subparagraphs 3.1(a)(i), (iv) and (v) and, other than participating persons or companies that are specified predecessors, subparagraphs 3.1(a)(ii) and 3.1(b)(ii);

(b) the equity shares of each person or company participating in the business combination, other than a specified predecessor, have a public float of not less than U.S. $75,000,000, determined as of a date within 60 days before the filing of the preliminary MJDS prospectus with the principal jurisdiction;

(c) each person or company participating in the business combination, other than a specified predecessor, has had a class of its securities listed on the New York Stock Exchange or the American Stock Exchange or quoted on the NNM for a period of at least 12 calendar months immediately preceding the filing of the preliminary MJDS prospectus in the principal jurisdiction and is in compliance with the obligations arising from the listing or quotation;

(d) the issue or exchange of securities in the business combination is made to residents of Canada on the same basis, terms and conditions as it is made to residents of the United States of America; and

(e) less than 40 percent of the class of securities to be distributed in the business combination by the successor issuer will be distributed to persons or companies whose last address as shown on the books of the participating person or company is in Canada.

(2) The requirement in paragraph (1)(b) may be satisfied for a participating person or company whose securities were the subject of a bid made under or eligible to have been made under this Instrument that terminated within the preceding 12 months if the requirement would have been satisfied immediately before commencement of the bid.

(3) The calculation in paragraph 1(e) shall be made

(a) for each participating person or company as of the end of the participating person’s or company’s last quarter before the date of filing of the preliminary MJDS prospectus in the principal jurisdiction or, if that quarter terminated within 60 days of the filing date, as of the end of the participating person’s or company’s preceding quarter; and

(b) on the basis that all persons or companies that have an option in respect of the consideration to be received under the business combination elect the option that would result in the issuance of the greatest number of securities.

13.2 Form and Content of Disclosure Documents and Procedures

(1) If the eligibility criteria set forth in section 13.1 are satisfied, securities may be distributed under this Part in connection with a business combination by complying with the requirements set out in Part 4, other than section 4.6, Parts 5 through 9 and Part 11.

(2) If securities are being distributed under this Part in connection with a business combination, the disclosure documents prepared for the business combination shall be filed as a MJDS prospectus and, if proxies will be solicited from holders of voting securities of the issuer and the issuer is a reporting issuer in the local jurisdiction, as an information circular.

PART 14 MATERIAL CHANGE REPORTING

14.1 News Release - A U.S. issuer that has a class of securities listed on the New York Stock Exchange or the American Stock Exchange or quoted on Nasdaq satisfies the requirement of securities legislation to issue and file a news release upon the occurrence of a material change in its affairs by

(a) complying with the requirements of the exchange on which its securities are listed or Nasdaq, as applicable, for making public disclosure of material information on a timely basis; and

(b) immediately issuing in Canada and filing each news release disclosed by it for the purpose of complying with the requirements referred to in paragraph (a).

14.2 Material Change Reports - A U.S. issuer that has a class of securities registered under section 12 of the 1934 Act or is required to file reports undersection 15(d) of the 1934 Act satisfies the requirement of securities legislation to file a material change report upon the occurrence of a material change in its affairs by

(a) complying with the requirements of U.S. federal securities law relating to current reports; and

(b) filing the current report filed with the SEC.

PART 15 FINANCIAL STATEMENTS, ANNUAL INFORMATION FORMS AND MANAGEMENT’S DISCUSSION AND ANALYSIS OFFINANCIAL CONDITION AND RESULTS OF OPERATIONS

15.1 Financial Statements - A U.S. issuer that has a class of securities registered under section 12 of the 1934 Act or is required to file reports under section15(d) of the 1934 Act satisfies the requirements of securities legislation relating to the preparation, certification, filing and sending of interim financial statements, and annual financial statements and auditor’s reports thereon by

(a) complying with the requirements of U.S. federal securities law relating to quarterly reports and annual reports;

(b) filing the quarterly reports and annual reports filed with the SEC; and

(c) either

(i) sending each financial statement included in the report required to be filed under paragraph (b) to each security holder whose last address as shown on the books of the reporting issuer is in the local jurisdiction in the manner and at the time required by U.S. federal securities law if

(A) the issuer is a reporting issuer solely as a result of a distribution or securities exchange bid made under this Instrument;

(B) the issuer meets the eligibility requirements in paragraph 3.1(c); or

(C) the issuer meets the eligibility requirements in subparagraphs 3.1(a)(i) to (v) and the issuer is a reporting issuer solely as the result of the distribution of securities that had an investment grade rating and met the eligibility requirements of subparagraph 3.1(a)(vi) at the time of distribution; or

(ii) sending each financial statement included in the report required to be filed under paragraph (b) to each security holder whose last address as shown on the books of the issuer is in the local jurisdiction in the manner and at the time required by securities legislation other than this Instrument.

15.2 Annual Reports, Annual Information Forms and Management’s Discussion and Analysis - A U.S. issuer that has a class of securities registered undersection 12 of the 1934 Act or that is required to file reports under section 15(d) of the 1934 Act satisfies the requirements of securities legislation to file annual reports, annual information forms and management’s discussion and analysis of financial condition and results of operations by

(a) complying with the requirements of U.S. federal securities law relating to annual reports, quarterly reports and management’s discussion and analysis;

(b) filing the annual report and quarterly report filed with the SEC; and

(c) sending the annual report to each security holder whose last address as shown on the books of the reporting issuer is in the local jurisdiction in the manner and at the time required by U.S. federal securities law.

PART 16 PROXIES AND PROXY SOLICITATION

16.1 Proxy Solicitation by a U.S. Issuer - A U.S. issuer that has a class of securities registered under section 12 of the 1934 Act satisfies the requirements of securities legislation relating to information circulars, proxies and proxy solicitation by

(a) complying with the requirements of U.S. federal securities law relating to proxy statements, proxies and proxy solicitation;

(b) filing all material relating to the meeting that is filed with the SEC; and

(c) sending each document filed under paragraph (b) to each security holder whose last address as shown on the books of the reporting issuer is in the local jurisdiction in the manner and at the time required by U.S. federal securities law.

16.2 Proxy Solicitation by Another Person or Company - A person or company other than the issuer satisfies the requirements of securities legislation relating to proxies and proxy solicitation with respect to a U.S. issuer that has a class of securities registered under section 12 of the 1934 Act by fulfilling the requirements of paragraphs 16.1(a), (b) and (c).

16.3 Determination of Eligibility - If a proxy solicitation is made under section 16.2 and the person or company soliciting proxies lacks access to the relevant list of security holders of the issuer, it will be conclusively presumed that paragraph (a) of the definition of foreign issuer is not satisfied, unless

(a) the aggregate published trading volume of the class on The Toronto Stock Exchange, The Montreal Exchange, the Vancouver Stock Exchange, the Alberta Stock Exchange and the Canadian Dealing Network Inc. exceeded the aggregate published trading volume of the class on national securities exchanges in the United States of America and Nasdaq for the 12 calendar month period before commencement of the proxy solicitation or, if another proxy solicitation for securities of the same class is in progress, the 12 calendar month period before commencement of the first proxy solicitation already in progress;

(b) disclosure that paragraph (a) of the definition of foreign issuer was satisfied had been made by the issuer in its Form 10-K most recently filed with the SECunder the 1934 Act; or

(c) the person or company soliciting proxies has actual knowledge that paragraph (a) of the definition of foreign issuer is satisfied.

PART 17 INSIDER REPORTING

17.1 Insider Reporting - The insider report filing requirement does not apply to an insider of a U.S. issuer that has a class of securities registered under section12 of the 1934 Act if the insider

(a) complies with the requirements of U.S. federal securities law regarding insider reporting; and

(b) files with the SEC any insider report required to be filed with the SEC under section 16(a) of the 1934 Act and the rules and regulations under the 1934 Act.

PART 18 COMMUNICATION WITH BENEFICIAL OWNERS OF SECURITIES OF A REPORTING ISSUER

18.1 Communication with Beneficial Owners of Securities of a Reporting Issuer - A U.S. issuer satisfies the requirements of securities legislation relating to communications with, delivery of materials to and conferring voting rights upon non-registered holders of its securities who hold their interests in the securities through one or more intermediaries by

(a) complying with the requirements of Rule 14a-13 under the 1934 Act for any Canadian clearing agency and any intermediary whose last address as shown on the books of the issuer is in the local jurisdiction; and

(b) complying with the requirements of National Policy Statement No. 41 or any successor instrument to that national policy statement with respect to fees payable to intermediaries, for any Canadian clearing agency and any intermediary whose last address as shown on the books of the issuer is in the local jurisdiction.

PART 19 TRUST INDENTURE REQUIREMENTS

19.1 Trust Indenture Requirements - The requirements of the legislation of the local jurisdiction applicable to trust indentures, for debt outstanding or guaranteed under the indenture, including a requirement that a person or company appointed as a trustee under a trust indenture be resident or authorized to do business in the local jurisdiction, do not apply to distributions made under this Instrument, if

(a) the trust indenture under which the obligations are issued or guaranteed is subject to and complies with the Trust Indenture Act of 1939 of the United States of America; and

(b) at least one person or company appointed as trustee under the trust indenture

(i) is resident in the local jurisdiction,

(ii) is authorized to do business in the local jurisdiction, or

(iii) has filed a duly executed submission to jurisdiction and appointment of agent for service of process in section 3 of the required form.

PART 20 FINANCIAL DISCLOSURE

20.1 Financial Disclosure - National Instruments 52-101 Future-Oriented Financial Information, 52-102 Use of Currencies, 52-103 Change of Auditor, 52-104Basis of Accounting, Auditing and Reporting and 52-105 Change in the Ending Date of a Financial Year do not apply to a U.S. issuer distributing securities or making a bid or filings in accordance with this Instrument.

PART 21 EXEMPTIONS 21.1 Exemption

(1) The regulator or the securities regulatory authority may grant an exemption to this Instrument, in whole or in part, subject to such conditions or restrictions as may be imposed in the exemption.

(2) Despite subsection (1), in Ontario, only the regulator may grant such an exemption.

(3) Despite subsection (1), in Alberta, only the regulator may grant such an exemption.

(4) An application made to the securities regulatory authority or regulator for an exemption from this Instrument shall include a letter or memorandum describing the matters relating to the exemption, and indicating why consideration should be given to the granting of the exemption.

21.2 Evidence of Exemption - Without limiting the manner in which an exemption under section 21.1 may be evidenced, the issuance by the regulator of a receipt for a MJDS prospectus or an amendment to a MJDS prospectus is evidence of the granting of the exemption if

(a) the person or company that sought the exemption sent to the regulator the letter or memorandum referred to in subsection 21.1(4)

(i) on or before the date of filing of the preliminary MJDS prospectus, or

(ii) after the date of filing of the preliminary MJDS prospectus and received a written acknowledgement from the regulator that the exemption may be evidenced by the issuance of a receipt for the MJDS prospectus or an amendment to the MJDS prospectus; and

(b) the regulator has not sent notice of refusal to grant the exemption to the person or company that sought the exemption before, or concurrent with, the issue of the receipt for the MJDS prospectus.

PART 22 EFFECTIVE DATE

22.1 Effective Date - This Instrument comes into force on November 1, 1998.

NATIONAL INSTRUMENT 71-101

THE MULTIJURISDICTIONAL DISCLOSURE SYSTEM

APPENDIX A

METHOD 1 FOR PROSPECTUS CERTIFICATES FOR RULE 415 OFFERINGS

METHOD 1: FORWARD LOOKING CERTIFICATES TO BE INCLUDED IN A MJDS PROSPECTUS FOR A RULE 415 OFFERING ORSUPPLEMENT ESTABLISHING AN MTN PROGRAM OR OTHER CONTINUOUS DISTRIBUTION

PART 1 MJDS Prospectus for a Rule 415 Offering

1.1 Certificate of Issuer and Promoter - If a MJDS prospectus for a rule 415 offering establishes an MTN program or other continuous distribution, or if method 2 has not been elected by an issuer, the preliminary MJDS prospectus and the MJDS prospectus for a rule 415 offering shall contain a certificate in the following form signed by

(a) the chief executive officer and the chief financial officer of the issuer;

(b) on behalf of the board of directors of the issuer, any two directors of the issuer, other than the chief executive officer or chief financial officer, duly authorized to sign; and

(c) any person or company who is a promoter of the issuer:

“This MJDS prospectus, together with the documents incorporated in this prospectus by reference, will, as of the date of each supplement to this prospectus, constitute full, true and plain disclosure of all material facts relating to the securities offered by this MJDS prospectus and the supplement as required by[insert name of each jurisdiction in which qualified] [insert if distribution made in Quebec—-“and will not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed”].”.

1.2 Underwriters’ Certificates - A preliminary MJDS prospectus and a MJDS prospectus for a rule 415 offering shall contain an underwriter’s certificate in the following form signed by each underwriter who, at the time of filing, is, or it is known will be, in a contractual relationship with the issuer or selling security holder for the securities to be distributed under the MJDS prospectus, if

(a) the MJDS prospectus establishes an MTN program or other continuous distribution; or

(b) method 2 has not been elected by the underwriter:

“To the best of our knowledge, information and belief, this short form prospectus, together with the documents incorporated in this prospectus by reference will, as of the date of each supplement to this prospectus, constitute full, true and plain disclosure of all material facts relating to the securities offered under this prospectus and the supplement as required by [insert name of each jurisdiction in which qualified] [insert if distribution made in Quebec—-“and will not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed”].”.

1.3 Guarantor’s Certificate - A preliminary MJDS prospectus and a MJDS prospectus for a rule 415 offering shall contain a certificate in the form described in section 1.1 signed by a guarantor of the securities to be distributed under the MJDS prospectus, if

(a) this Instrument requires a prospectus certificate of the guarantor; and

(b) either

(i) the MJDS prospectus establishes an MTN program or other continuous distribution, or

(ii) method 2 has not been elected by the guarantor.

1.4 Amendments

(1) An amendment to a MJDS prospectus for a rule 415 offering or an amended and restated MJDS prospectus shall, subject to subsection (2), contain

(a) the certificates required under section 1.1 to be included in a MJDS prospectus, if the MJDS prospectus contains an issuer’s certificate in the form described in section 1.1;

(b) the certificates required under section 1.2 to be included in a MJDS prospectus, if the MJDS prospectus contains an underwriter’s certificate in the form described in section 1.2; and

(c) the certificate required under section 1.3 to be included in a MJDS prospectus, if the MJDS prospectus contains a guarantor’s certificate in the form described in section 1.3.

(2) In each certificate required under subsection (1), the reference to “this MJDS prospectus” shall be omitted and replaced by

(a) in the case of an amendment to a MJDS prospectus, “the MJDS prospectus dated [insert date] as amended by this amendment”; and

(b) in the case of an amended and restated MJDS prospectus, “this amended and restated MJDS prospectus”.

PART 2 MJDS Prospectus Supplements establishing a MTN Program

2.1 Certificate of Issuer and Promoter - If an issuer’s certificate in the form described in section 1.1 was not included in the corresponding MJDS prospectus, aMJDS prospectus supplement that establishes a MTN program or other continuous distribution shall contain a certificate in the following form signed by

(a) the chief executive officer and the chief financial officer of the issuer;

(b) on behalf of the board of directors of the issuer, any two directors of the issuer, other than the chief executive officer or chief financial officer, duly authorized to sign; and

(c) any person or company who is a promoter of the issuer:

“The MJDS prospectus together with the documents incorporated in the prospectus, as supplemented by the foregoing, will, as of the date of each supplement to the MJDS prospectus, constitute full, true and plain disclosure of all material facts relating to the securities offered under the MJDS prospectus and by the supplement as required by [insert name of each jurisdiction in which qualified] [insert if distribution made in Quebec —-“and will not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

2.2 Underwriters’ Certificates - A MJDS prospectus supplement that establishes an MTN program or other continuous distribution shall contain a certificate in the following form signed by each underwriter who

(a) is in a contractual relationship with the issuer or selling security holder for the securities being distributed under the MJDS prospectus supplement; and

(b) did not sign and include in the corresponding MJDS prospectus a certificate in the form described in section 1.2:

“To the best of our knowledge, information and belief, the MJDS prospectus together with the documents incorporated in the prospectus, as supplemented by the foregoing, will, as of the date of each supplement to the MJDS prospectus, constitute full, true and plain disclosure of all material facts relating to the securities offered under the MJDS prospectus and by the supplement as required by [insert name of jurisdiction in which qualified] [insert if distribution made in Quebec—“and will not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

2.3 Guarantor’s Certificate - A MJDS prospectus supplement that establishes an MTN program or other continuous distribution shall contain a certificate in the form described in section 2.1 signed by a guarantor of the securities being distributed under the MJDS prospectus supplement, if

(a) this Instrument requires a prospectus certificate of the guarantor; and

(b) a prospectus certificate of the guarantor in the form described in section 1.3 was not included in the corresponding MJDS prospectus.

2.4 Amendments

(1) An amendment to a MJDS prospectus supplement or an amended and restated MJDS prospectus supplement that establishes an MTN program or other continuous distribution shall, subject to subsection (2), contain

(a) the certificates required under section 2.1 to be included in a MJDS prospectus supplement, if the MJDS prospectus supplement contains an issuer’s certificate in the form described in section 2.1;

(b) the certificates required under section 2.2 to be included in a MJDS prospectus supplement, if the MJDS prospectus supplement contains an underwriter’s certificate in the form described in section 2.2; and

(c) the certificate required under section 2.3 to be included in a MJDS prospectus supplement, if the MJDS prospectus supplement contains a guarantor’s certificate in the form described in section 2.3.

(2) In each certificate required under subsection (1), the reference to “this MJDS prospectus supplement” shall be omitted and replaced by

(a) in the case of an amendment to a MJDS prospectus supplement, “the MJDS prospectus supplement dated [insert date] as amended by this amendment”; and

(b) in the case of an amended and restated MJDS prospectus supplement, “this amended and restated MJDS prospectus supplement”.

NATIONAL INSTRUMENT 71-101

THE MULTIJURISDICTIONAL DISCLOSURE SYSTEM

APPENDIX B

METHOD 2 FOR PROSPECTUS CERTIFICATES FOR RULE 415 OFFERINGS

METHOD 2: NON-FORWARD LOOKING PROSPECTUS CERTIFICATES TO BE INCLUDED IN BOTH A MJDS PROSPECTUS ANDSUPPLEMENT

PART 1 MJDS Prospectus for a Rule 415 Offering

1.1 Certificate of Issuer and Promoter - If method 2 is elected by an issuer, a preliminary MJDS prospectus and a MJDS prospectus shall contain a certificate in the following form signed by

(a) the chief executive officer and the chief financial officer of the issuer;

(b) on behalf of the board of directors of the issuer, any two directors of the issuer, other than the chief executive officer or chief financial officer, duly authorized to sign; and

(c) any person or company who is a promoter of the issuer:

“This MJDS prospectus, together with the documents incorporated in this prospectus, constitutes full, true and plain disclosure of all material facts relating to the securities as required by the securities laws of [insert name of each jurisdiction in which qualified] [insert if distribution made in Quebec—-“and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

1.2 Underwriters’ Certificates - A preliminary MJDS prospectus and a MJDS prospectus for a rule 415 offering shall contain an underwriter’s certificate in the following form signed by each underwriter who

(a) at the time of filing, is, or it is known will be, in a contractual relationship with the issuer or selling security holder for the securities to be distributed under the MJDS prospectus; and

(b) elects method 2:

“To the best of our knowledge, information and belief, the MJDS prospectus, together with the documents incorporated in the prospectus, constitutes full, true and plain disclosure of all material facts relating to the securities as required by [insert name of each jurisdiction in which qualified] [insert if distribution made in Quebec—-“and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

1.3 Guarantor’s Certificate - A MJDS prospectus shall contain a certificate in the form described in section 1.1 signed by a guarantor of the securities to be distributed under the MJDS prospectus, if

(a) this Instrument requires a prospectus certificate of the guarantor; and

(b) method 2 is elected by the guarantor.

1.4 Amendments

(1) An amendment to a MJDS prospectus or an amended and restated MJDS prospectus shall, subject to subsection (2), contain

(a) the certificates required under section 1.1 to be included in a MJDS prospectus, if the issuer has elected method 2;

(b) the certificate described in section 1.2 signed by each underwriter who

(i) at the time of filing the amendment or the amended and restated MJDS prospectus, is, or it is known will be, in a contractual relationship with the issuer or selling security holder for the securities to be distributed under the MJDS prospectus, and

(ii) has elected method 2; and

(c) the certificate required under section 1.3 to be included in a MJDS prospectus, if the MJDS prospectus contains a guarantor’s certificate in the form described in section 1.3.

(2) In each certificate required under subsection (1), the reference to “this MJDS prospectus” shall be omitted and replaced by

(a) in the case of an amendment to a MJDS prospectus, “the MJDS prospectus dated [insert date] as amended by this amendment”; and

(b) in the case of an amended and restated MJDS prospectus, “this amended and restated MJDS prospectus”.

PART 2 MJDS Prospectus Supplement

2.1 Certificate of Issuer and Promoter - If method 2 is elected by an issuer, each MJDS prospectus supplement shall contain a certificate in the following form signed by

(a) the chief executive officer and the chief financial officer of the issuer;

(b) on behalf of the board of directors of the issuer, any two directors of the issuer, other than the chief executive officer or chief financial officer, duly authorized to sign; and

(c) any person or company who is a promoter of the issuer:

“The MJDS prospectus, together with the documents incorporated in the prospectus, as supplemented by the foregoing, constitutes full, true and plain disclosure of all material facts relating to the securities offered under the MJDS prospectus and this supplement as required by [insert name of each jurisdiction in which qualified] [insert if distribution made in Quebec—-“and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

2.2 Underwriters’ Certificates - Each MJDS prospectus supplement shall contain a certificate in the following form signed by each underwriter who

(a) is in a contractual relationship with the issuer or selling security holder for the securities being distributed under the supplement; and

(b) has elected method 2:

“To the best of our knowledge, information and belief, the MJDS prospectus, together with the documents incorporated in the prospectus, as supplemented by the foregoing, constitutes full, true and plain disclosure of all material facts relating to the securities offered under the MJDS prospectus and this supplements required by [insert name of each jurisdiction in which qualified] [insert if distribution made in Quebec—“and does not contain any misrepresentation likely to affect the value or the market price of the securities to be distributed.”]”.

2.3 Guarantor’s Certificate - Each MJDS prospectus supplement shall contain a certificate in the form described in section 2.1 signed by a guarantor of the securities being distributed under the MJDS prospectus supplement, if

(a) this Instrument requires a prospectus certificate of the guarantor; and

(b) method 2 is elected by the guarantor.

2.4 Amendments

(1) An amendment to a MJDS prospectus supplement or an amended and restated MJDS prospectus supplement shall, subject to subsection (2), contain

(a) the certificates required under section 2.1 to be included in a MJDS prospectus supplement, if the MJDS prospectus supplement contains an issuer’s certificate in the form described in section 2.1;

(b) the certificate described in section 2.2 signed by each underwriter who

(i) at the time of filing the amendment or the amended and restated MJDS prospectus supplement, is in a contractual relationship with the issuer or selling security holder for the securities being distributed under the MJDS prospectus supplement, and

(ii) has elected method 2; and

(c) the certificate required under section 2.3 to be included in a MJDS prospectus supplement, if the MJDS prospectus supplement contains a guarantor’s certificate in the form described in section 2.3.

(2) In each certificate required under subsection (1), the reference to “this MJDS prospectus supplement” shall be omitted and replaced by

(a) in the case of an amendment to a MJDS prospectus supplement, “the MJDS prospectus supplement dated [insert date] as amended by this amendment”; and

(b) in the case of an amended and restated MJDS prospectus supplement, “this amended and restated MJDS prospectus supplement”.

FORM 71-101F1

FORMS OF SUBMISSION TO JURISDICTION AND APPOINTMENT OF

AGENT FOR SERVICE OF PROCESS

1. MJDS Prospectus Distribution of Securities

1.	Name of issuer (the “Issuer”):

2.	Jurisdiction of incorporation of Issuer:

3.	Address of principal place of business of Issuer:

4.	Description of securities (the “Securities”):

5.	Date of MJDS prospectus (the “Prospectus”) under which the Securities are offered:

6.	Name of agent (the “Agent”):

7.	Address for service of process of Agent in Canada:

8. The Issuer designates and appoints the Agent at the address of the Agent stated above as its agent upon whom may be served any notice, pleading, subpoena, summons or other process in any action, investigation or administrative, criminal, quasi-criminal, penal or other proceeding (the “Proceeding”) arising out of, relating to or concerning the distribution of the Securities made or purported to be made under the Prospectus or the obligations of the Issuer as a reporting issuer, and irrevocably waives any right to raise as a defence in any such Proceeding any alleged lack of jurisdiction to bring such Proceeding.

9. The Issuer irrevocably and unconditionally submits to the non-exclusive jurisdiction of

(a) the judicial, quasi-judicial and administrative tribunals of each of the provinces [and territories] of Canada in which the Securities are distributed under the Prospectus; and

(b) any administrative proceeding in any such province [or territory],

in any Proceeding arising out of or related to or concerning the distribution of the Securities made or purported to be made under the Prospectus.

10. Until six years after it has ceased to be a reporting issuer in any Canadian province or territory, the Issuer will file a new submission to jurisdiction and appointment of agent for service of process in this form at least 30 days before termination of this submission to jurisdiction and appointment of agent for service of process.

11. Until six years after it has ceased to be a reporting issuer in any Canadian province or territory, the Issuer will file an amended submission to jurisdiction and appointment of agent for service of process at least 30 days before any change in the name or above address of the Agent.

12. This submission to jurisdiction and appointment of agent for service of process will be governed by and construed in accordance with the laws of____________________

[province of above address of Agent].

Dated: _________________________

_______________________________[Issuer]

By: _________________________

[Name and title]

The undersigned accepts the appointment as agent for service of process of [Issuer] under the terms and conditions of the appointment of agent for service of process stated above.

Dated: _________________________

_______________________________[Agent]

By: __________________________

[Name and title]

2. Take-over or Issuer Bid

1.	Name of offer or (the “Offer or”):

2.	Jurisdiction of incorporation of Offer or:

3.	Address of principal place of business of Offer or:

4.	Description of securities (the “Securities”):

5.	Date of Bid (the “Bid”) for the Securities:

6.	Name of agent (the “Agent”):

7.	Address for service of process of Agent in Canada:

8. The Offer or designates and appoints the Agent at the address of the Agent stated above as its agent upon whom may be served any notice, pleading, subpoena, summons or other process in any action, investigation or administrative, criminal, quasi-criminal, penal or other proceeding (the “Proceeding”) arising out of, relating to or concerning the Bid [insert for securities exchange bids—-“or the obligations of the Offer or as a reporting issuer”], and irrevocably waives any right to raise as a defence in any such Proceeding any alleged lack of jurisdiction to bring such Proceeding.

9.	The Offer or irrevocably and unconditionally submits to the non-exclusive jurisdiction of

(a) the judicial, quasi-judicial and administrative tribunals of each of the provinces [and territories] of Canada in which the Bid is made, and

(b) any administrative proceeding in any such province [or territory],

in any Proceeding arising out of or related to or concerning the Bid.

10. Until six years from the date of the Bid, the Offer or will file a new submission to jurisdiction and appointment of agent for service of process in this form at least 30 days before termination of this submission to jurisdiction and appointment of agent for service of process.

11. Until six years from the date of the Bid, the Offer or will file an amended submission to jurisdiction and appointment of agent for service of process at least 30days before any change in the name or above address of the Agent.

12. This submission to jurisdiction and appointment of agent for service of process must be governed by and construed in accordance with the laws of

[province of above address of Agent].

Dated: _________________________

______________________________ [Offer or]

By: __________________________

[Name and title]

The undersigned accepts the appointment as agent for service of process of _______________________ [Offer or] under the terms and conditions of the appointment of agent for service of process stated above.

Dated: _________________________

______________________________[Agent]

By: __________________________

[Name and title]

3. Trust Indenture

1.	Name of trustee (the “Trustee”):

2.	Jurisdiction of incorporation of Trustee:

3.	Address of principal place of business of Trustee:

4.	Description of securities (the “Securities”):

5.	Date of trust indenture (the “Indenture”) under which the Securities are issued:

6.	Name of agent (the “Agent”):

7.	Address for service of process of Agent in Canada:

8. The Trustee designates and appoints the Agent at the address of the Agent stated above as its agent upon whom may be served any notice, pleading, subpoena, summons or other process in any action, investigation or administrative, criminal, quasi-criminal, penal or other proceeding (the “Proceeding”) arising out of or relating to or concerning the Indenture, and irrevocably waives any right to raise as a defence in any such Proceeding any alleged lack of jurisdiction to bring such Proceeding.

9. The Trustee irrevocably and unconditionally submits to the non-exclusive jurisdiction of:

(a) the judicial, quasi-judicial and administrative tribunals of each of the provinces [and territories] of Canada in which the Securities are issued, and

(b) any administrative proceeding in any such province [or territory],

in any Proceeding arising out of or related to or concerning the Indenture.

10. Until six years from the termination of the Indenture, the Trustee will file a new Submission to Jurisdiction and Appointment of Agent for Service of Processin this form at least 30 days before termination of this Submission to Jurisdiction and Appointment of Agent for Service of Process.

11. Until six years from the termination of the Indenture, the Trustee will file an amended Submission to Jurisdiction and Appointment of Agent for Service of Process at least 30 days before any change in the name or above address of the Agent.

12. This submission to jurisdiction and appointment of agent for service of process shall be governed by and construed in accordance with the laws of____________________

[province of above address of Agent].

Dated: _________________________

__________________________[Trustee]

By:

[Name and title]

The undersigned accepts the appointment as agent for service of process of __________________ [Issuer] under the terms and conditions of the foregoing Appointment of Agent for Service of Process.

Dated: _________________________

_____________________________[Agent]

By:]

[Name and title]

COMPANION POLICY 71-101CP TO

NATIONAL INSTRUMENT 71-101

THE MULTIJURISDICTIONAL DISCLOSURE SYSTEM

PART 1 INTRODUCTION AND PURPOSE

1.1 Introduction and Purpose

PART 2 OVERVIEW OF THE MJDS

2.1 Purpose

2.2 Application

2.3 Regulatory Review

2.4 Liability Unaffected

2.5 Compliance with U.S. Law

2.6 The U.S. Multijurisdictional Disclosure System

PART 3 NI 71-101

3.1 Application of NI 71-101 in each Jurisdiction 4

3.2 MJDS Prospectus Distributions of Securities of U.S. Issuers 4

3.3 Registration Requirements for Rights Offerings 13

3.4 Bids for Securities of U.S. Issuers 14

3.5 Business Combinations

3.6 Continuous Disclosure, Proxies and Proxy Solicitation, Insider Reporting and Shareholder Communication

PART 4 CERTAIN OFFERINGS BY CANADIAN ISSUERS UNDER

THE U.S. MULTIJURISDICTIONAL DISCLOSURE SYSTEM

4.1 U.S. Trust Indenture Exemption

4.2 Prospectus Filing in Canada

4.3 Filings in Saskatchewan, Manitoba, Ontario and Nova Scotia For U.S. Only Distributions

COMPANION POLICY TO

NATIONAL INSTRUMENT 71-101

THE MULTIJURISDICTIONAL DISCLOSURE SYSTEM

PART 1 INTRODUCTION AND PURPOSE

1.1 Introduction and Purpose

The multijurisdictional disclosure system is a joint initiative by the CSA and the SEC to reduce duplicative regulation in cross-border offerings, issuer bids, take-over bids, business combinations and continuous disclosure and other filings.

The multijurisdictional disclosure system (the “MJDS”) was originally implemented in Canada in 1991 by the members of the CSA through National Policy Statement No. 45 (“NP 45”). NP 45 was replaced by National Instrument 71-101 (“NI 71-101”) which implements in each Canadian jurisdiction those portions of NP 45 which are of a legislative nature. Companion Policy 71-101CP to NI 71-101 (“this Policy”) provides other information including statements relating to the exercise of discretion by the Canadian securities regulatory authorities under NI 71-101 and the manner in which its provisions are intended to be interpreted or applied by them.

NI 71-101 sets out the substantive requirements of the MJDS which apply in all jurisdictions. Each jurisdiction has implemented NI 71-101 by one or more instruments forming part of the law of that jurisdiction (“the implementing law of a jurisdiction”). The implementing law of a jurisdiction can take the form of a regulation, rule, ruling or order. Form 71-101F1 sets out the forms of submission to jurisdiction and appointment of agent for service of process.

Ontario, Alberta, British Columbia, Manitoba and Nova Scotia have adopted NI 71-101 by rule. Saskatchewan has adopted it by regulation. All other jurisdictions have adopted NI 71-101 by Policy Statement. To the extent that any provision of this Policy is inconsistent or conflicts with the applicable provisions of NI 71-101 in those jurisdictions that have adopted NI 71-101 by Policy Statement, the provisions of NI 71-101 prevail over the provisions of this Policy.

PART 2 OVERVIEW OF THE MJDS

2.1 Purpose

The MJDS is intended to remove unnecessary obstacles to certain offerings of securities of U.S. issuers in Canada, to facilitate take-over and issuer bids and business combinations involving securities of certain U.S. issuers and to facilitate compliance by U.S. issuers with proxy and continuous disclosure requirements, while ensuring that Canadian investors remain adequately protected.

2.2 Application

(1) Offerings

The MJDS permits public offerings of securities of U.S. issuers that meet the eligibility criteria specified in NI 71-101 to be made in Canada on the basis of disclosure documents prepared in accordance with U.S. federal securities law, with certain additional Canadian disclosure. A public offering of securities of a U.S. issuer may be made under the MJDS either in Canada and the United States or in Canada only.

(2) Rights Offerings, Bids and Business Combinations

The MJDS also reduces disincentives to the extension to Canadian security holders of rights offerings by U.S. issuers by permitting such rights offerings to be made in Canada on the basis of U.S. disclosure documents. Similarly, it facilitates the extension to Canadian security holders of U.S. issuers of take-over bids, issuer bids and business combinations in the circumstances contemplated by Parts 12 and 13 of NI 71-101. The MJDS permits such transactions to be made in Canada generally in the same manner as in the United States and on the basis of U.S. disclosure documents.

2.3 Regulatory Review

Regulatory review of disclosure documents used under the MJDS for offerings made by a U.S. issuer both in Canada and the United States will be that customary in the United States, with the SEC being responsible for carrying out the review. Whether the offering is made both in Canada and the United States or solely in Canada, Canadian securities regulatory authorities will monitor materials filed under the MJDS to check compliance with the specific disclosure and filing requirements of NI 71-101. In addition, the substance of the disclosure documents will be reviewed in the unusual case if, through monitoring of the materials or otherwise, the Canadian securities regulatory authorities have reason to believe that there may be a problem with a transaction or the related disclosure or other special circumstances exist.

2.4 Liability Unaffected

The MJDS does not change the liability provisions of Canadian securities legislation or the discretionary authority of Canadian securities regulatory authorities to halt a distribution, remove an exemption, cease trade the related securities, or refuse to issue a receipt for a preliminary MJDS Prospectus or a MJDSProspectus. The securities regulatory authority or, in the case of Ontario, the regulator, may also grant exemptions from the requirements of NI 71-101 in specific cases and also exercise its public interest jurisdiction if it determines that it is necessary to do so in order to preserve the integrity of the Canadian capital markets.

2.5 Compliance with U.S. Law

Use of the MJDS is based on compliance with U.S. federal securities law. Thus, any person or company carrying out a transaction or filing a document in Canada under the MJDS must comply in full with all applicable U.S. requirements. However, a violation of a U.S. requirement will not automatically disqualify a person or company from using the MJDS with respect to a transaction or document. A person or company that violates a U.S. requirement, depending upon the circumstances, may be considered to have violated an equivalent requirement of a jurisdiction in Canada with respect to a transaction or document.

2.6 The U.S. Multijurisdictional Disclosure System

(1) Concurrently with the adoption of NP 45, the SEC adopted rules, forms and schedules for the implementation of a similar multijurisdictional disclosure system in the United States. The U.S. system removes unnecessary impediments to certain offerings of securities of Canadian issuers in the United States and facilitates the extension to U.S. security holders of Canadian issuers of take-over bids, issuer bids and business combinations in the circumstances contemplated by the U.S. system.

(2) The procedures to be followed in Canada when the U.S. system is used for certain offerings of securities of a Canadian issuer in the U.S. are set out in Part 4of this Policy.

PART 3 NI 71-101

3.1 Application of NI 71-101 in each Jurisdiction

The MJDS provided for in NI 71-101 has been implemented in each jurisdiction. Except to the extent specifically provided in NI 71-101 or the implementing law of a jurisdiction, the securities legislation continues to apply. The securities legislation may prescribe additional requirements or procedures in relation to the transactions and filings contemplated in NI 71-101.

3.2 MJDS Prospectus Distributions of Securities of U.S. Issuers

(1) Election to Use the MJDS

The use of the MJDS to distribute securities of a U.S. issuer is elective. Persons or companies permitted to distribute securities of a U.S. issuer under NI 71-101may alternatively make those distributions in accordance with other provisions of the securities legislation, including, if the relevant eligibility criteria are satisfied, case by case exemptive relief under CSA Notice #95-4 Proposed Foreign Issuer Prospectus and Continuous Disclosure System.

(2) General

NI 71-101 permits the following securities of a U.S. issuer to be distributed by prospectus in Canada, either by the issuer or by a selling security holder, on the basis of documentation prepared in accordance with U.S. federal securities law, with certain additional Canadian disclosure:

(a) non-convertible debt and non-convertible preferred shares that have an investment grade rating;

(b) convertible debt and preferred shares that have an investment grade rating and may not be converted for at least one year after issuance, if the issuer meets a public float requirement;

(c) certain rights to acquire securities of the issuer; and

(d) other securities, if the issuer meets a public float requirement.

The MJDS may also be used for securities exchange bids and business combinations, in each case as described below.

The purpose of the public float requirement is to single out issuers whose size is such that (i) information about them is publicly disseminated and (ii) they have a significant market following. As a result, the marketplace can be expected to set efficiently a price for the securities of these issuers based on publicly available information.

Non-convertible debt and preferred shares that have an investment grade rating are particularly appropriate for the MJDS because these securities trade primarily on the basis of their yield and an assessment of creditworthiness by an independent rating organization. Typically, the four highest rating categories, within which there may be subcategories or gradations indicating relative standing, signify an investment grade rating by an independent rating organization. The investment grade ratings for certain rating organizations currently are:

Rating Preferred

Organization Debt Shares

CBRS Inc. A++, A+, A or B++ P-1+, P-1, P-2 or P-3

Dominion Bond Rating AAA, AA, A or BBB Pfd-1, Pfd-2 or

Service Limited Pfd-3

Moody’s Investors Aaa, Aa, A or Baa “aaa”, “aa”, “a”

Service, Inc. or “baa”

Standard & Poor’s AAA, AA, A or BBB AAA, AA, A

Corporation or BBB

The lack of a public float requirement for offerings of these securities allows the MJDS to be used by issuers of securities having an investment grade rating, such as finance subsidiaries, that access the market frequently, but do not meet the public float requirements. Debt and preferred shares that have an investment grade rating and are not convertible into other securities for at least one year after issuance can be expected to trade primarily on the basis of their yield and independent rating, but are also priced to some extent on the basis of the anticipated value of the security into which they are convertible. Thus, the MJDS is available for these securities on the basis of their investment grade rating, coupled with a public float requirement.

In the case of offerings of common shares or other securities other than non-convertible debt and preferred shares that have an investment grade rating, theMJDS is available upon satisfaction of a public float requirement. The MJDS generally may not be used for the offering of derivative securities, except in the circumstances set out in subsection 3.3(2) of NI 71-101. Therefore, offerings of derivative securities such as stock index warrants, currency warrants and debt the interest on which is based upon the performance of a stock index may not be made under the MJDS.

Subject to certain limitations, the MJDS permits U.S. issuers to make rights offerings by prospectus to existing security holders in Canada on the basis of documentation prepared in accordance with U.S. federal securities law, with certain additional Canadian disclosure. There is no public float requirement for rights offerings since existing security holders can reasonably be expected to be familiar with the issuer and follow publicly available information concerning it.

The MJDS is available for rights offerings primarily to encourage fair treatment of Canadian investors. Previously, a U.S. issuer might not have extended rights offerings to its security holders in Canada due to the perceived costs and burdens of meeting Canadian regulatory requirements. The MJDS is intended to alter a U.S. issuer’s cost-benefit analysis in favour of extending a rights offering to Canadian investors.

Offerings of debt and preferred shares that are not eligible to be made under paragraph 3.1(a) of NI 71-101, rights offerings that are not eligible to be made under paragraph 3.1(b) of NI 71-101, securities exchange bids that are not eligible to be made under section 12.3 of NI 71-101, and business combinations that are not eligible to be made under section 13.1 may be made under paragraph 3.1(c) of NI 71-101, if subparagraphs 3.1(c)(i) and (ii) of NI 71-101 are satisfied.

(3) Public Interest Jurisdiction

All MJDS prospectus distributions remain subject to the fundamental principle that transactions must not be prejudicial to the public interest. The Canadian securities regulatory authorities will continue to exercise their public interest jurisdiction in specific cases if they determine that it is necessary to do so to preserve the integrity of the Canadian capital markets or to protect investors.

(4) Form and Content of MJDS Prospectus

A preliminary MJDS prospectus, MJDS prospectus or amendment or supplement to a preliminary MJDS prospectus or MJDS prospectus need not comply with the prospectus form and content requirements of securities legislation applicable to distributions of securities made other than under NI 71-101 except as specifically provided in NI 71-101 and the implementing law of a jurisdiction.

Each preliminary MJDS prospectus and MJDS prospectus is subject to requirements of securities legislation to provide full, true and plain disclosure of all material facts relating to the securities proposed to be distributed and not to contain an untrue statement of a material fact or omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

(5) Format of MJDS Prospectus

A preliminary MJDS prospectus and a MJDS prospectus may be either a separate Canadian prospectus or a wrap-around prospectus that includes the U.S. prospectus filed with the SEC.

An issuer is required to file a preliminary MJDS prospectus for use in Canada even if the issuer does not prepare a preliminary prospectus for use in the United States.

(6) Reconciliation of Financial Statements

Reconciliation of financial statements to Canadian GAAP is not required for distributions made under NI 71-101 other than those made under paragraph 3.1(c)of NI 71-101.

An issuer eligible under paragraph 3.1(c) of NI 71-101 to file a MJDS prospectus may apply to each applicable Canadian securities regulatory authority for an exemption permitting the issuer to reconcile financial statements in the MJDS prospectus to International Accounting Standards in lieu of Canadian GAAP.

U.S. federal securities law requires that annual financial statements be accompanied by an auditor’s report prepared in accordance with U.S. generally accepted auditing standards. Therefore, a MJDS prospectus which by definition, includes a U.S. prospectus, would include audited financial statements with a report prepared in accordance with U.S. generally accepted auditing standards. Unlike section 4.6 of NI 71-101 which imposes a requirement to reconcile financial statements to Canadian GAAP, no additional auditing standard requirement is imposed by NI 71-101.

(7) Underwriters’ Certificate in Rights Offerings

A preliminary MJDS prospectus and a MJDS prospectus used for a distribution of rights under NI 71-101 need not contain an underwriters’ certificate if (i) there is no soliciting activity in the local jurisdiction other than the dissemination by the issuer of the rights and the preliminary MJDS prospectus and MJDSprospectus and the solicitation of the exercise of those rights by existing security holders, and (ii) securities acquired under a standby underwriting commitment by a dealer to purchase securities unsubscribed for by other security holders are not resold in the local jurisdiction.

(8) Distributions made in Quebec

For distributions made in Quebec, both English and French language versions of the preliminary MJDS Prospectus, MJDS Prospectus and each amendment and supplement thereto are required to be filed. Legislation in Quebec requires that French language versions of the documents or portions of documents incorporated by reference into any of those documents be filed in Quebec not later than the time the incorporating document is filed. Thus, French language versions of continuous disclosure documents need not be filed until incorporated by reference. In addition, information contained in a Form 10-K, Form 10-Q or Form 8-K prescribed under the 1934 Act that is not required to be disclosed under Quebec requirements applicable to distributions not made under the MJDSneed not be included in the French language versions of those documents.

Despite the foregoing, section 6.15 of NI 71-101 provides that French language versions of the disclosure documents are not required to be filed for rights offerings made under paragraph 3.1(b) of NI 71-101, unless (i) the issuer is a reporting issuer in Quebec other than solely as a result of rights offerings made under paragraph 3.1(b) of NI 71-101, or (ii) 20 percent or more of the class of securities in respect of which the rights are issued is held by persons or companies whose last address as shown on the books of the issuer is in Canada.

(9) Modification or Amendment

Part 7 of NI 71-101 outlines the amendment and supplement procedures for MJDS prospectus distributions.

An amendment to a registration statement that modifies the related U.S. prospectus, other than an amendment that has been made as a result of the occurrence of an adverse material change since the filing of the preliminary MJDS prospectus or an amendment to the preliminary MJDS prospectus, need not be filed as an amendment to the preliminary MJDS prospectus.

(10) Advertising

The provisions of securities legislation relating to the advertising of securities or the making of representations or undertakings in respect of distributions of securities, other than representations as to listing or quotation of securities, including the distribution of material to potential investors and the provision of information to the media before the issuance of a receipt for the MJDS prospectus, apply to distributions made under the MJDS.

(11) Review Procedures

Disclosure documents filed for a distribution under NI 71-101 will be subject to SEC review procedures if the offering is being made both in Canada and the United States. Whether the offering is made both in Canada and the United States or solely in Canada, the Canadian securities regulatory authorities will monitor materials filed under NI 71-101 to check compliance with the specific disclosure and filing requirements of NI 71-101. In addition, the substance of the disclosure documents will be reviewed in the unusual case if, through monitoring of the materials or otherwise, the Canadian securities regulatory authorities have reason to believe that there may be a problem with a transaction or the related disclosure or other special circumstances exist.

An issuer making an offering in Canada and the U.S. using the MJDS must select a principal jurisdiction in Canada. As of the date of this Policy, the Canadian securities regulatory authorities of New Brunswick, Prince Edward Island, Newfoundland, Yukon Territory and the Northwest Territories have indicated that they will not agree to act as principal jurisdiction under section 5.1 of NI 71-101.

(12) Receipt Procedures

The receipt for a preliminary MJDS Prospectus filed under NI 71-101 will be issued by each regulator when the preliminary MJDS Prospectus and all other required documentation have been filed with it in the manner required by NI 71-101.

If a distribution under NI 71-101 is being made concurrently in the United States, the receipt for a MJDS prospectus filed under NI 71-101 will be issued by each regulator when the following conditions have been satisfied, unless the regulator has reason to believe that there may be a problem with the transaction or the related disclosure or other special circumstances exist,

(a) if the regulator is in the principal jurisdiction, the related registration statement has become effective under the SEC rules, as notified in writing by the issuer under section 6.11 of NI 71-101;

(b) in the case of the other jurisdictions, the regulator in the principal jurisdiction has notified each other applicable regulator that the regulator in the principal jurisdiction has issued a receipt for the MJDS Prospectus; and

(c) the MJDS prospectus, all documents incorporated or deemed to be incorporated therein by reference and all other documentation required to be filed under NI 71-101 have been filed with the regulator in the manner required by NI 71-101.

If the offering is being made solely in Canada, the receipt for a MJDS prospectus filed under NI 71-101 will be issued by each applicable regulator when the conditions set out in paragraphs (b) and (c) above have been satisfied, unless it has reason to believe that there may be a problem with the transaction or the related disclosure or other special circumstances exist.

Issuers filing a MJDS Prospectus under NI 71-101 may elect to use the receipt system in the national policy on mutual reliance for prospectuses. Reference should be made to that policy for the procedures, requirements and benefits of the system provided by that policy.

(13) Rule 415 Offerings and Rule 430A Offerings

(a) The procedures permitted by Rule 415 and Rule 430A under the 1933 Act may be used for offerings of securities under NI 71-101. National Policy Statement No. 44 Rules for Shelf Prospectus Offerings and for Pricing Offerings after the Final Prospectus is Receipted and any successor instrument to that National Policy Statement does not apply to those offerings. A prospectus supplement filed in accordance with the procedures permitted by Rule 415 or Rule430A will not be subject to the review procedures set out in subsection 3.2(11) or the receipt procedures set out in subsection 3.2(12) of this Policy.

(b) None of a revised U.S. prospectus, a prospectus supplement, a rule 415 prospectus supplement and a rule 430A pricing prospectus is an amendment to aMJDS prospectus.

(14) Certification for Rule 415 Offerings

Method 1 can be substituted for method 2 and vice versa until the filing of the MJDS prospectus. The method chosen for the provision of the issuer’s and underwriters’ certificates need not be the same.

Method 1 allows the use of prospectus supplements and in the case of MTN programs, pricing supplements (i.e., supplements setting the price and certain variable terms of the securities rather than establishing the program) that do not contain certificates, if a “forward-looking” certificate has been included in the prospectus or in the supplement establishing the program.

Method 2 requires the inclusion of certificates in each prospectus supplement and pricing supplement filed under the MJDS, provided that no certificate is required to be included in a prospectus supplement or pricing supplement filed in the principal jurisdiction if the securities covered by the prospectus supplement or pricing supplement are not offered in Canada.

The text of the certificates for rule 415 offerings is set forth in the appendix to NI 71-101.

(15) Disclosure of Interest of Underwriter

An underwriter of the Canadian distribution named in the preliminary MJDS Prospectus or MJDS Prospectus remains subject to any obligation under Canadian securities legislation to disclose the names of persons or companies having an interest in its capital.

(16) Conflicts of Interest

The provisions of Canadian securities legislation that regulate conflicts of interest in connection with the distribution of securities of a registered dealer, a connected issuer of a registered dealer or a related issuer of a registered dealer, other than disclosure, apply to distributions under NI 71-101. In some jurisdictions, participation of an independent underwriter in these distributions may be required.

(17) Trust Indenture Requirements

Section 19.1 of NI 71-101 provides that any requirement of a jurisdiction applicable to trust indentures for any debt outstanding or guaranteed thereunder, including a requirement that a person or company appointed as a trustee under a trust indenture be resident or authorized to do business in the jurisdiction, does not apply to offerings made under NI 71-101, if the conditions of Section 19.1 are met.

(18) Fees

Canadian securities legislation regarding fees applies to a filing made under NI 71-101.

3.3 Registration Requirements for Rights Offerings

The dealer registration requirement applies to

(a) a dealer that solicits exercise of rights; and

(b) a dealer that resells securities acquired under a standby underwriting commitment by the dealer to purchase securities unsubscribed for by other security holders in a rights offering made under NI 71-101.

3.4 Bids for Securities of U.S. Issuers

(1) General

Subject to the provisions of Part 12 of NI 71-101, the MJDS permits eligible take-over bids and issuer bids for securities of a U.S. issuer to be made in accordance with U.S. federal securities law to Canadian residents if Canadian residents hold less than 40 percent of the securities. The MJDS enables offer or s generally to comply with applicable U.S. disclosure requirements and requirements governing the conduct of the bid instead of complying with Canadianrequirements.

The MJDS is extended to take-over bids and issuer bids primarily to encourage fair treatment of Canadian investors. Security holders in a particular jurisdiction who are excluded from an offer may be relegated to choosing, without the disclosure and procedural safeguards available under either the Canadian or the U.S. regulatory scheme, either to sell into the secondary market at less than the full bid price and incur additional transactional costs or to remain minority security holders subject to the possibility of being forced out of their equity position in a subsequent merger. The application of the MJDS to bids is intended to facilitate bids by reducing duplicative regulation and avoiding conflict between the two regulatory schemes. Because the substantive protections and disclosure obligations applicable to bids in the United States are, as a whole, comparable to those prescribed by Canadian securities legislation, Canadian resident holders of securities of U.S. issuers should remain adequately protected by the application of U.S. rather than Canadian rules in the circumstances contemplated by NI71-101.

Particularly when relatively few securities are held by Canadian residents, there may be a disincentive to extend a bid to them if doing so would require compliance with additional Canadian regulatory requirements. The availability of the MJDS for bids for securities of U.S. issuers is intended to alter the offeror’scost-benefit analysis in favour of extending those bids to Canadian residents.

There are no offer or eligibility requirements except in the case of securities exchange bids. For securities exchange bids made under the MJDS, compliance with U.S. disclosure requirements satisfies Canadian disclosure requirements with respect to the offer or and the offered securities only if the offer or meets certain reporting history, listing and other eligibility requirements and, in the case of securities exchange take-over bids, a public float or investment grade rating requirement. In take-over bids, unlike issuer bids and rights offerings, the investor has not already made an investment decision with respect to the issuer of the securities that are being offered in the exchange.

Bids made under the MJDS must be extended to all holders of the class of securities subject to the bid in Canada and the United States. Further, bids must be made on the same terms and conditions to all security holders.

The provisions of securities legislation governing the form and content of disclosure documents and the conduct of bids are varied in respect of bids made under the MJDS to the extent provided in NI 71-101 and the implementing law of a jurisdiction. Bids made under the MJDS remain subject to any requirements to file with the Canadian securities regulatory authorities and send a bid circular, a directors’ circular or an individual director’s or officer’s circular and any notice of change or notice of variation to holders of the securities subject to the bid.

The requirement to send bid materials to holders of the securities subject to the bid applies whether those materials are published, sent or given to security holders resident in the United States of America by the use of stockholder lists and security position listings, or by long form or summary publication.

Each MJDS take-over bid circular, MJDS issuer bid circular, MJDS directors’ circular and MJDS director’s or officer’s circular remains subject to the requirement that it not contain an untrue statement of a material fact or omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

(2) Alternative Exemptions

Provision is made in the Canadian securities legislation of some jurisdictions for exemption from take-over bid and issuer bid requirements if the bid is made incompliance with the laws of a recognized jurisdiction and there are relatively few holders in the jurisdiction holding a relatively small percentage of the class of securities subject to the bid. An offer or may make a bid under the MJDS in certain jurisdictions and under such an exemption in others.

(3) Certain Continuing Requirements

(a) Early Warning

Provisions of Canadian securities legislation that require disclosure of acquisitions reaching a certain threshold or restrict acquisitions of securities once such a threshold has been reached continue to apply in respect of U.S. offeree issuers that are reporting issuers in a jurisdiction.

(b) Going Private Transactions

Bids made under the MJDS are subject to the requirements of Canadian securities legislation relating to going private transactions, other than the requirement to provide a valuation at the time of a take-over bid if it is anticipated by the offer or that a going private transaction will follow the bid.

(c) Pre-bid Integration

Canadian securities legislation regulating take-over bids includes provisions regarding integration of pre-bid transactions with the bid. These provisions apply toMJDS bids only if 20 percent or more of a class of securities that is the subject of a take-over bid made under the MJDS is held by persons or companies whose last address as shown on the books of the issuer is in Canada.

(d) Valuation Requirements in Issuer and Insider Bids

The valuation requirements of Canadian securities legislation with respect to issuer bids and insider bids apply to issuer bids and insider bids made under theMJDS only if 20 percent or more of a class of securities that is the subject of the bid is held by persons or companies whose last address as shown on the books of the issuer is in Canada.

(e) Public Interest Jurisdiction

All bids remain subject to the fundamental principle that transactions must not be prejudicial to the public interest. The Canadian securities regulatory authorities will continue to exercise their public interest jurisdiction in specific cases if they determine that it is necessary to do so in order to preserve the integrity of the Canadian capital markets or to protect investors.

(4) Directors’ and Individual Director’s and Officer’s Circulars

If a take-over bid is made under the MJDS, the offeree issuer and its directors and officers may elect to comply either with the requirements of Canadian securities legislation or as provided in NI 71-101 with U.S. federal securities law in respect of their response to the bid. In the case of compliance by the directors or by individual directors or officers with Canadian requirements, the requirements set out in NI 71 -101 regarding directors’ circulars or individual director’s or officer’s circulars, as the case may be, do not apply. Notwithstanding that a take-over bid was eligible to be made under the MJDS, the offeree issuer and its directors and officers may not use the MJDS in respect of the bid if the offer or did not make the bid under the MJDS.

(5) Bids Made in Quebec

A French language version of a MJDS bid circular, together with French language versions of all documents or parts thereof incorporated by reference into the MJDS bid circular that contain information required to be disclosed in a bid circular not prepared in accordance with NI 71-101, is required to be filed in Quebec.

However, a French language version of a MJDS bid circular is not required to be filed for a bid made under the MJDS, unless (i) the offeree issuer is a reporting issuer in Quebec, or (ii) 20 percent or more of a class of securities that is the subject of the bid is held by persons or companies whose last address as shown on the books of the issuer is in Canada.

(6) Notices of Variation and Notices of Change

The provisions of Canadian securities legislation that prescribe the circumstances in which a bid circular, directors’ circular, or individual officer’s or director’s circular is required to be changed or varied and the form and content of the applicable disclosure documents do not apply to bids made under the MJDS, unless, in respect of the directors’ circular or individual officer’s or director’s circular, the directors or individual officer or director have elected to comply with the requirements of Canadian securities legislation otherwise applicable. Instead, disclosure documents filed under the MJDS should be changed or varied in accordance with the requirements of section 12.15 of NI 71-101.

(7) Fees

Canadian securities legislation regarding fees applies to a bid made under NI 71-101.

3.5 Business Combinations

The MJDS permits securities of a U.S. issuer to be distributed by prospectus in Canada on the basis of documentation prepared in accordance with U.S. federal securities law, with certain additional Canadian disclosure, in connection with a business combination if less than 40 percent of the securities to be distributed by the successor issuer would be held by Canadian residents. As in the case of bids, the MJDS is available for business combinations primarily to encourage fair treatment of Canadian investors. A MJDS prospectus filed for a distribution of securities in connection with a business combination need not contain a reconciliation of the financial statements in the prospectus to Canadian GAAP.

Canadian securities legislation of most of the jurisdictions provides for an exemption from prospectus requirements for certain distributions of securities issued in connection with a statutory amalgamation, merger or arrangement. As a result, an issuer may elect not to use the MJDS, but to distribute securities issued in a business combination under a prospectus exemption. A consequence of using a prospectus exemption instead of the MJDS may be resale restrictions on the distributed securities. However, under rules or blanket rulings or orders issued in certain jurisdictions, the resale of securities acquired under such an exemption is not a distribution for which a prospectus is required if the issuer meets certain eligibility and reporting requirements and the resale is executed through the facilities of a stock exchange or certain other regulated markets outside of the jurisdiction.

A business combination made under the MJDS must comply with the relevant requirements of securities legislation relating to going private transactions and related party transactions. All business combinations remain subject to the fundamental principle that transactions must not be prejudicial to the public interest. The Canadian securities regulatory authorities will continue to exercise their public interest jurisdiction in specific cases if they determine that it is necessary to do so to preserve the integrity of the Canadian capital markets or to protect investors.

3.6 Continuous Disclosure, Proxies and Proxy Solicitation, Insider Reporting and Shareholder Communication

(1) General

An issuer that files a prospectus or a bid circular for a securities exchange take-over bid in certain jurisdictions becomes a reporting issuer in those jurisdictions, thereby becoming subject, among other things, to certain continuous disclosure, proxy and proxy solicitation, and shareholder communication requirements, and its insiders becoming subject to certain insider reporting requirements.

Parts 14 through 18 of NI 71-101 substitute U.S. federal securities law requirements for the requirements of Canadian securities legislation otherwise applicable to U.S. issuers and other persons or companies that satisfy the relevant eligibility criteria, if any, specified in those parts and that elect to comply with the requirements specified in those parts.

Canadian securities legislation in certain jurisdictions requires that issuers

(a) prepare their financial statements in accordance with, or reconcile the financial statements to, Canadian GAAP;

(b) state in the notes to the financial statements which option has been applied in the choice of generally accepted accounting principles; and

(c) include an auditor’s report on the financial statements prepared in accordance with Canadian GAAS or include an explanation of the significant differences between U.S. generally accepted auditing standards and Canadian GAAS.

U.S. issuers filing financial statements in accordance with Part 15 of NI 71-101 are exempt from these requirements under rules, blanket rulings or orders issued in those jurisdictions.

(2) Communication with Beneficial Owners of Securities of a Reporting Issuer

If a U.S. issuer elects to comply with section 18.1 of NI 71-101, any Canadian clearing agency (i.e. The Canadian Depositary for Securities Limited) and any intermediary whose last address as shown on the books of the issuer is in the local jurisdiction is required to comply with the requirements of National Policy Statement No. 41 and any successor instrument to that National Policy Statement for such issuer, including, without limitation, responding to search cards and delivering proxy-related materials within the time periods specified in National Policy Statement No. 41 and under any successor instrument to that National Policy Statement.

PART 4 CERTAIN OFFERINGS BY CANADIAN ISSUERS UNDER THE U.S. MULTIJURISDICTIONAL DISCLOSURE SYSTEM

4.1 U.S. Trust Indenture Exemption

Rule 4d-9 made under the Trust Indenture Act of 1939 grants certain exemptions from the U.S. trust indenture provisions for a trust indenture filed with theSEC in connection with an offering of securities by a Canadian issuer under the U.S. multijurisdictional disclosure system if the trust indenture is subject to the Canada Business Corporations Act, the Bank Act (Canada), the Business Corporations Act (Ontario) or the Company Act

(British Columbia). The trust indenture provisions of the Canada Business Corporations Act, the Bank Act (Canada) and the Company Act (British Columbia) apply to issuers incorporated under the respective statute, whether the debt is distributed in Canada or elsewhere. The trust indenture provisions of the Business Corporations Act (Ontario)and the Company Act (British Columbia) apply in certain circumstances to issuers whether or not incorporated under the applicable statute. In order for the trust indenture provisions of the Business Corporations Act (Ontario) to apply to a trust indenture, a prospectus or securities exchange issuer or take-over bid circular must be filed in Ontario in respect of the debt to be issued or guaranteed under the trust indenture. The Company Act (British Columbia) trust indenture provisions apply if the debt is issued (i) by a company incorporated in British Columbia regardless of where the debt is distributed, or (ii) to residents in British Columbia whether the debt is issued by prospectus, private placement or other exemption, subject to certain limited exceptions set out in the Company Act (British Columbia). Therefore, in order for the exemption in Rule 4d-9 to be available, Canadian issuers, other than those incorporated under the Canada Business Corporations Act, the Bank Act (Canada) or the Company Act (British Columbia) must either file a prospectus or securities exchange issuer or take-over bid circular in Ontario in connection with the offering or offer the securities in British Columbia by prospectus, private placement or under another exemption from the prospectus filing requirement other than those specified in the Company Act (British Columbia).

4.2 Prospectus Filing in Canada

(1) General

An issuer distributing securities in the U.S. under the U.S. multijurisdictional disclosure system may be subject to a requirement to file a prospectus with a Canadian securities regulatory authority in a jurisdiction because part of the securities offered may be offered or sold to purchasers in that jurisdiction or as a result of the likelihood that the securities sold in the U.S. will not come to rest outside that jurisdiction and thus the offering constitutes a distribution in that jurisdiction for which a prospectus is required to be filed.

(2) Distribution from British Columbia, Alberta or Quebec

(a) An issuer located in British Columbia, Alberta or Quebec that is distributing securities in the U.S. under the U.S. multijurisdictional disclosure system is subject to a requirement to file a prospectus with the Canadian securities regulatory authority in British Columbia, Alberta or Quebec, respectively, because the U.S. distribution is being made from British Columbia, Alberta or Quebec, respectively, even if the securities qualified by the prospectus are offered and sold only in the United States of America.

(b) Under British Columbia Rule 71-801 and Alberta Rule 71-801, an issuer filing a prospectus with the British Columbia Securities Commission or Alberta Securities Commission, respectively, in circumstances described in paragraph (a) need not include in the prospectus an underwriter’s certificate.

(c) An issuer filing a prospectus with the Commission des valeurs mobilières du Québec in circumstances described in paragraph (a) may apply to theCommission des valeurs mobilières du Québec for an exemption from those requirements that solely would be applicable if the distribution were being made topurchasers in Quebec.

(d) An issuer that files a prospectus in British Columbia or Alberta in circumstances described in paragraph (a) should advise the SEC of the Canadian securities regulatory authority that is the review jurisdiction. The prospectus will be subject to the review procedures applicable to short form prospectuses. The British Columbia Securities Commission or the Alberta Securities Commission will send the issuer the receipt for the prospectus after the comments, if any, on the prospectus have been resolved. If the issuer has filed a registration statement on Form F-9 or F-10 prescribed under the 1933 Act with the SEC in connection with the distribution, the issuer should advise the SEC of the issuance of the receipt for the prospectus in order that the registration statement may become effective before the end of the seven calendar day period in Rule 467(b) under the 1933 Act.

(e) An issuer that files a prospectus in Quebec in circumstances described in paragraph (a) should advise the SEC that the Commission des valeurs mobilières duQuébec is the review jurisdiction. The Commission des valeurs mobilières du Québec will complete its review of the prospectus within three business days of filing of the prospectus and will send the issuer the receipt for the prospectus after the comments, if any, on the prospectus have been resolved. If the issuer has filed a registration statement on Form F-9 or F-10 in connection with the distribution, the issuer should advise the SEC of the issuance of the receipt for the prospectus in order that the registration statement may become effective before the end of the seven calendar day period in Rule 467(b) under the 1933 Act.

4.3 Filings in Saskatchewan, Manitoba, Ontario and Nova Scotia For U.S. Only Distributions

(1) Filing Procedures

If an issuer other than an issuer located in British Columbia, Alberta or Quebec, that files a Form F -9 or F-10 in connection with a distribution solely in the United States of America under the multijurisdictional disclosure system adopted by the SEC seeks to have the registration statement become effective before the end of the seven calendar day period in Rule 467(b) under the 1933 Act, the issuer may select Saskatchewan, Manitoba, Ontario or Nova Scotia as review jurisdiction, file the registration statement filed with the SEC with the Canadian securities regulatory authority in the review jurisdiction contemporaneously with the filing of the registration statement with the SEC, obtain a notification of clearance from the regulator and advise the SEC of the issuance of the notification of clearance.

(2) Confirmation of Review Jurisdiction

If the Canadian securities regulatory authority selected under subsection (1) elects not to act as review jurisdiction, the issuer may select another Canadian securities regulatory authority as review jurisdiction and advise the SEC of the Canadian securities regulatory authority selected as review jurisdiction.

(3) Review Procedures

(a) The Canadian securities regulatory authority in the review jurisdiction will monitor registration statements filed under subsection (1). The substance of are gistration statement will be reviewed in the unusual case if, through monitoring of the materials or otherwise, the Canadian securities regulatory authority has reason to believe that there may be a problem with the transaction or the related disclosure or other special circumstances exist.

(b) If the review jurisdiction selects a registration statement for review, it will send its comments to the issuer within three business days of the filing of the registration statement.

(4) Notification of Clearance Procedures

A notification of clearance for the registration statement will be issued by the regulator in the review jurisdiction once any comments have been resolved, unless the Canadian securities regulatory authority in the review jurisdiction has reason to believe that there may be a problem with the transaction or the related disclosure or other special circumstances exist.

(5) Filing of Amendments to Registration Statement

An issuer that files a registration statement under subsection (1) shall also file with the regulator in the review jurisdiction all amendments to the registration statement contemporaneously with the filing of such documents with the SEC.